As filed with the Securities and Exchange Commission on August 31, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: June 30

Date of reporting period: July 1, 2011 – June 30, 2012

ITEM 1. REPORT TO STOCKHOLDERS.

Auxier Focus Fund

Annual Report

June 30, 2012

Fund Adviser:
Auxier Asset Management LLC
5285 Meadows Road
Suite 333
Lake Oswego, Oregon 97035

Toll Free: (877) 3AUXIER or (877) 328-9437

AUXIER FOCUS FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2012

AUXIER FOCUS FUND
PERFORMANCE UPDATE
June 30, 2012

ANNUALIZED
	Inception *	Ten Year	Five Year	Three Year	One Year
Auxier Focus Fund Investor Shares	6.47%	6.83%	2.39%	13.05%	2.84%
S&P 500 Index	1.62%	5.33%	0.22%	16.40%	5.45%
CUMULATIVE
	Inception *	Ten Year	Five Year	Three Year	One Year
Auxier Focus Fund Investor Shares	125.53%	93.65%	12.56%	44.50%	2.84%
S&P 500 Index	23.15%	68.13%	1.09%	57.70%	5.45%
* Fund inception: July 9, 1999

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s Investor Class Share’s annual operating expense ratio (gross) is 1.32%. The Fund’s adviser has contractually agreed to reduce a portion of its fee and reimburse Fund expenses to limit total annual operating expenses at 1.25%, which is in effect until October 31, 2015. Other share classes may vary. The Fund charges a 2.00% redemption fee on shares redeemed within 180 days of purchase. For the most recent month-end performance, please call (877)328-9437 or visit the Fund’s website at www.auxierasset.com.

Summer 2012 Market Commentary

Auxier Focus Fund declined in value 0.96% in second quarter 2012. But the Fund weathered the sloppy market far better than, the Fund’s benchmark, Standard & Poor’s 500 stock index (the “S&P 500”), which lost a corresponding 2.75%.  For the first six months, our low-risk portfolio returned 5.64%, trailing the S&P 500’s 9.49%. And we continue to handily outpace the market over the long term, returning 125.53% cumulatively since inception (July 1999) versus the S&P 500’s 23.15%. This 102 percentage point lead illustrates how we endeavor to exploit the power of compounding by aiming to outperform our peers in down markets rather than chasing glamour stocks during upswings.

High structural debt levels in the developed countries of Europe as well as the United States represent stiff headwinds to global economic growth. The 27 nation European block is the largest economy in the world. Our approach has been to seek out bargain priced securities that can endure the most extreme periods of deleveraging and austerity. Absolute debt (both public and private) in developed countries in general is higher today than in 2007, a year before the financial crisis erupted.  Historically, such indebtedness has meant very sluggish growth.

Top Holdings on 6/30/12	% Net Assets
PepsiCo, Inc.	3.6
Molson Coors Brewing Co., Class B	2.4
Tesco PLC, ADR	2.4
Philip Morris International	2.2
Merck & Co. Inc.	2.1
Microsoft Corp.	1.8
The Procter & Gamble Co.	1.8
Wal-Mart Stores, Inc.	1.8
Medtronic, Inc.	1.6
Hospira, Inc.	1.5

Buying Global Reach on the Cheap

Gloomy headlines out of Europe overshadow some exciting fundamental developments emanating from the 1.8 billion member middle class. It is growing by 150 million people a year and represents over $12 trillion in income that will be spent. The Internet is helping to unleash an exciting new spirit. Asia is undergoing the most rapid urbanization in history. For example, while China’s per capita GDP is still low, wages should double over the next five years. Businesses supplying quality food and necessities are growing twice as fast as the economy. This aspiring middle class is hungry for safe, high-quality western products. New trade agreements with Korea and Columbia are opening up markets for such basics. Many of our companies in the Fund have the scale and distribution networks necessary to meet this growing demand.  Indeed, Europe abounds with such “global

1

AUXIER FOCUS FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2012

reach” stocks that are compelling bargains partly due to the region’s mounting debt crisis. Like farmers, we aim to profit by planting in fertile but recently drought-plagued areas that, now hopelessly out of favor, could produce bountiful harvests once rain returns.

Conventional Wisdom Can Also Be Costly

Achieving above average returns requires a strong research effort, rational approach and superior allocation of investors’ capital. There are no shortcuts. Only a select few businesses typically can thrive in a period of harsh austerity and rapid debt reduction. Popular investment mantras like “buy, hold and forget” and “broad diversification” can actually be hazardous. The most extreme example of the dangers of blindly trusting an index has to be the collapse of Japan’s debt-driven economic boom. On December 29, 1989, the Nikkei index of 225 stocks hit a peak close of 38,915.87. By March 10, 2009, the index had dropped 82% to 7,054.98. There is no heart or soul in these indexes. They lack pioneering entrepreneurs like Jim Sinegal of Costco or Sam Walton of Wal-Mart to power through the tough times.  Leverage is often overlooked or misperceived. Jim Grant reminds us that, as recently as 2005, interest rates on Greek 30-year government bonds were a scant 20 basis points1 higher than those on rock-solid German 30-year Bonds. This despite the fact that Greece had been in default over 50% of the time since the early 1800s. The Greek 30-year subsequently lost over 80% of its value by 2011. Today, the California legislature has approved a $100 billion bullet train project even as more and more cities across the state seek bankruptcy protection. Never mind that virtually every company in the vanguard of the great railroad boom of the 1800s, both here and in Britain, had to be reorganized to discharge excessive debts.

All investment classes need to be thoroughly investigated to determine the actual margin of safety. Relying solely on conventional wisdom has historically proved costly. Since 1999, we have witnessed overlapping booms in technology, housing and commodities, with each lasting over 113 months. The public often confused these speculative booms with investments. Now the thundering herd has charged into government bonds. If they only knew that just six countries over the past eight centuries have honored their debt (This Time Is Different: Eight Centuries of Financial Folly by economists Carmen Reinhart and Ken Rogoff). Shrinking purchasing power is hidden short term but lethal long term. In a recent Fortune article, Warren Buffet explained how the U.S. dollar has declined 85% in purchasing power since 1965. It takes $7 dollars today to buy what $1 bought back then.

Unconventional Wisdom From Wealth Creators

It’s often helpful to look back in history to see how exceptional investors reacted when confronted with seemingly insurmountable problems. J. Paul Getty died in 1976 at age 83 with a net worth in excess of $150 billion in today's dollars. His experience during the Great Depression is a valuable study in how to allocate capital. Some Getty insights:

"I began buying common stocks at the depths of the Depression. Prices were at their lowest, and there weren't many stock buyers around. Most people with money to invest were unable to see the forest of potential profit for the multitudinous trees of their largely baseless fears. I had confidence in the future of the American economy and realized the shares of many entirely sound companies with fine potentials were selling at a fraction of their true worth."

"The seasoned investor buys his stocks when they are priced low, holds them for the long-pull rise and takes in-between dips and slumps in stride,"

"Big profits go to the intelligent, careful, patient investor, not to the reckless and overeager speculator."

It’s worth noting the same approach Getty espoused is being practiced today by Carlos Slim, the world's richest man. The Mexican industrialist is capitalizing on the turmoil in Europe by buying undervalued phone stocks. Says Slim: "When hard times hit, you can look at opportunities in a very agile way. Europe is in a good moment."

Your trust and support is appreciated.

Jeff Auxier

2

AUXIER FOCUS FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2012

Fund returns (i) assume the reinvestment of all dividends and capital gain distributions and (ii) would have been lower during the period if certain fees and expenses had not been waived.  Performance shown is for the Fund’s Investor Class shares; returns for other share classes will vary.   Performance for Investor Class shares for periods prior to December 10, 2004 reflects performance of the applicable share class of Auxier Focus Fund, a series of Unified Series Trust (the “Predecessor Fund”).  Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds.  The performance of the Fund’s Investor Class shares for the period prior to December 10, 2004 reflects the expenses of the Predecessor Fund.

The Fund may invest in value and/or growth stocks. Investments in value stocks are subject to risk that their intrinsic value may never be realized and investments in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. In addition, the Fund may invest in mid-sized companies which generally carry greater risk than is customarily associated with larger companies. Moreover, if the Fund's portfolio is overweighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. An increase in interest rates typically causes a fall in the value of a debt security (Fixed-Income Securities Risk) with corresponding changes to the Fund’s value.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on 500 widely held common stocks.  One cannot invest directly in an index.

1 A basis point is one hundredth of a percentage point (0.01%).

The views in this shareholder letter were those of the Fund Manager as of June 30, 2012, and may not reflect his views on the date this letter is first distributed or anytime thereafter.  These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

3

AUXIER FOCUS FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) JUNE 30, 2012

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Fund compared with the performance of the benchmark, the S&P 500, over the past ten fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the Fund's classes includes the maximum sales charge of 5.75% (A Shares only) and operating expenses that reduce returns, while the total return of the S&P 500 does not include the effect of sales charges and expenses. A Shares are subject to a 1.00% contingent deferred sales charge on shares purchased without an initial sales charge and redeemed less than one year after purchase. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please visit the website of the Fund's investment adviser at www.auxierasset.com or call (877)-328-9437. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Investor Shares, A Shares and Institutional Shares, respectively are 1.32%, 1.60% and 1.22%, respectively. However, the Fund's adviser has agreed to contractually reduce a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 1.25%, 1.25% and 1.10% for Investor Shares, A Shares and Institutional Shares, respectively, through at least October 31, 2015. Shares redeemed or exchanged within 180 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

Performance for Investor Shares for periods prior to December 10, 2004, reflects performance and expenses of Auxier Focus Fund, a series of Unified Series Trust (the “Predecessor Fund”). Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds.

Comparison of Change in Value of a $10,000 Investment
Investor Shares vs. S&P 500 Index

Average Annual Total Returns Periods Ended June 30, 2012:	1 Year	5 Years	10 Years	Since Inception(1)
Investor Shares	2.84%	2.39%	6.83%	6.47%
S&P 500 Index (Since July 9, 2009)	5.45%	0.22%	5.33%	1.62%
A Shares (with sales charge)(2)(3)	-3.07%	1.18%	6.20%	5.98%
Institutional Shares(3)	2.91%	2.41%	6.84%	6.47%

(1)	Investor, A and Institutional Shares commenced operations on July 9, 1999, July 8, 2005, and May 9, 2012, respectively.
(2)
Due to shareholder redemptions on August 21, 2005, net assets of the class were zero from the close of business on that date until September 22, 2005. Financial information presented for the period August 21, 2005 to September 22, 2005 reflects performance of Investor Shares of the Fund.

(3)
For A Shares and Institutional Shares, performance for the 5-year, 10-year and since inception periods are blended average annual returns which include the returns of the Investor Shares prior to commencement of operations of the A Shares and Institutional Shares.  For Institutional Shares, performance for the 1-year period is a blended average annual return which includes the return of the Investor Shares prior to commencement of operations of the Institutional Shares.

4

AUXIER FOCUS FUND SCHEDULE OF INVESTMENTS JUNE 30, 2012

	Security			Security
Shares	Description	Value	Shares	Description	Value
Common Stock - 73.6%			500	DE Master Blenders 1753 NV (a)	$5,638
Communications - 2.8%			12,725	Diageo PLC, ADR	1,311,566
44,200	America Movil SAB de CV, Class A, ADR	$1,151,852	48,050	Dr. Pepper Snapple Group, Inc.	2,102,187
96,500	Corning, Inc.	1,247,745	45,228	Express Scripts Holding Co. (a)	2,525,079
6,000	DIRECTV, Class A (a)	292,920	5,100	Hillshire Brands Co.	147,849
8,350	Motorola Solutions, Inc.	401,719	106,381	Hospira, Inc. (a)	3,721,207
10,000	News Corp., Class A	222,900	5,621	KAR Auction Services, Inc. (a)	96,625
151,835	Oi SA, Preference Shares, ADR	1,873,644	16,862	Kraft Foods, Inc., Class A	651,210
44,439	Oi SA, ADR	206,641	9,250	Manpower, Inc.	339,013
100,900	Telefonica SA, ADR	1,321,790	143,022	Molson Coors Brewing Co., Class B	5,951,145
3,000	Viacom, Inc., Class B	141,060	3,760	National Beverage Corp. (a)	56,174
		6,860,271	1,600	Nestle SA, ADR	95,584
Consumer Discretionary - 11.9%			46,172	Paychex, Inc.	1,450,263
83,235	Apollo Group, Inc., Class A (a)	3,012,275	125,400	PepsiCo, Inc.	8,860,764
46,300	Arcos Dorados Holdings, Inc., Class A	684,314	62,850	Philip Morris International, Inc.	5,484,291
45,477	Bridgepoint Education, Inc. (a)	991,399	860	Post Holdings, Inc. (a)	26,445
27,434	Career Education Corp. (a)	183,533	144,629	PRGX Global, Inc. (a)	1,149,801
13,650	Carnival Corp.	467,786	1,721	Ralcorp Holdings, Inc. (a)	114,860
500	Coach, Inc.	29,240	11,450	Safeway, Inc.	207,818
57,100	Comcast Corp., Class A	1,825,487	4,000	SAIC, Inc.	48,480
3,000	Cooper-Standard Holding, Inc. (a)	110,250	404,976	Tesco PLC, ADR	5,912,650
52,650	CVS Caremark Corp.	2,460,334	34,650	The Coca-Cola Co.	2,709,283
2,297	Discovery Communications, Inc., Class A (a)	124,038	1,500	The J.M. Smucker Co.	113,280
2,297	Discovery Communications, Inc., Class C (a)	115,057	99,400	The Kroger Co.	2,305,086
14,800	DR Horton, Inc.	272,024	72,925	The Procter & Gamble Co.	4,466,656
37,987	Gruma S.A.B. de C.V., ADR (a)	375,312	46,380	The Western Union Co.	781,039
198,000	H&R Block, Inc.	3,164,040	2,000	TreeHouse Foods, Inc. (a)	124,580
1,000	Interface, Inc.	13,630	98,550	Unilever NV, ADR	3,286,642
14,850	ITT Educational Services, Inc. (a)	902,138	100	Valeant Pharmaceuticals International, Inc. (a)	4,479
13,200	Jamba, Inc. (a)	25,872			64,416,604
157,943	Lincoln Educational Services Corp.	1,026,629	Energy - 4.0%
28,000	Lowe's Cos., Inc.	796,320	2,600	Apache Corp.	228,514
15,800	McDonald's Corp.	1,398,774	86,700	BP PLC, ADR	3,514,818
104,200	Newell Rubbermaid, Inc.	1,890,188	16,750	Chevron Corp.	1,767,125
4,900	NIKE, Inc., Class B	430,122	15,600	ConocoPhillips	871,728
3,250	Sally Beauty Holdings, Inc. (a)	83,655	11,200	Exxon Mobil Corp.	958,384
1,738	Strayer Education, Inc.	189,477	1,200	Gazprom Neft JSC, ADR	27,504
4,884	The Andersons, Inc.	208,351	800	Lukoil OAO, ADR (a)	44,864
18,250	The Home Depot, Inc.	967,067	2,500	PetroChina Co., Ltd., ADR	322,850
33,233	The Interpublic Group of Cos., Inc.	360,578	11,700	Petroleo Brasileiro SA, ADR	219,609
3,890	Time Warner Cable, Inc.	319,369	7,800	Phillips 66 (a)	259,272
15,500	Time Warner, Inc.	596,750	2,750	Surgutneftegas OJSC, ADR (a)	22,935
21,608	Universal Technical Institute, Inc.	291,924	22,550	Transocean, Ltd.	1,008,661
25,751	Value Line, Inc.	306,179	19,100	Valero Energy Corp.	461,265
62,000	Wal-Mart Stores, Inc.	4,322,640	13,800	Willbros Group, Inc. (a)	89,148
15,052	Weight Watchers International, Inc.	776,081			9,796,677
8,600	Yum! Brands, Inc.	554,012	Financials - 8.5%
		29,274,845	42,250	Aflac, Inc.	1,799,427
Consumer Staples - 26.2%			15,150	American International Group, Inc. (a)	486,164
20,050	Alkermes PLC (a)	340,249	1,280	Ameriprise Financial, Inc.	66,893
400,600	Alliance One International, Inc. (a)	1,386,076	168,133	Bank of America Corp.	1,375,328
62,500	Altria Group, Inc.	2,159,375	16,000	Berkshire Hathaway, Inc., Class B (a)	1,333,280
2,000	Archer-Daniels-Midland Co.	59,040	73,224	Central Pacific Financial Corp. (a)	1,033,923
210,252	Avon Products, Inc.	3,408,185	14,700	Janus Capital Group, Inc.	114,954
19,200	Baxter International, Inc.	1,020,480	64,250	Marsh & McLennan Cos., Inc.	2,070,777
300	Beam, Inc.	18,747	7,350	Mastercard, Inc., Class A	3,161,308
15,100	British American Tobacco PLC, ADR	1,542,012	10,300	Mercury General Corp.	429,201
1,000	Carlsberg A/S, ADR	15,780	10,650	StanCorp Financial Group, Inc.	395,754
4,000	Coca Cola Hellenic Bottling Co. SA (a)	70,868	123,900	The Bank of New York Mellon Corp.	2,719,605
9,200	Coca Cola Hellenic Bottling Co. SA, ADR (a)	163,576	38,418	The Travelers Cos., Inc.	2,452,605
3,404	Columbia Sportswear Co.	182,522	56,572	TNS, Inc. (a)	1,014,902
			7,350	U.S. Bancorp	236,376

See Notes to Financial Statements.	5

AUXIER FOCUS FUND SCHEDULE OF INVESTMENTS JUNE 30, 2012

	Security			Security
Shares	Description	Value	Shares	Description			Value
10,324	Unum Group	$197,498	Utilities - 0.1%
9,500	Visa, Inc., Class A	1,174,485	5,616	FirstService Corp. (a)			$157,080
24,950	Waddell & Reed Financial, Inc., Class A	755,486
7,646	Washington Federal, Inc.	129,141	Total Common Stock
500	Wells Fargo & Co.	16,720	(Cost $156,901,522)				181,277,348
4,380	West Coast Bancorp (a)	86,067
		21,049,894			Rate
Health Care – 12.6%			Preferred Stock – 0.4%
42,600	Abbott Laboratories	2,746,422	985,000	The Charles Schwab Corp. (b) (Cost $985,000)	7.50%		1,058,853
1,032	Amgen, Inc.	75,377
29,400	Becton Dickinson and Co.	2,197,650
60,557	BioScrip, Inc. (a)	449,939
18,449	Coventry Health Care, Inc.	586,494
31,300	GlaxoSmithKline PLC, ADR	1,426,341		Security
293,117	Health Management Associates, Inc., Class A (a)	2,300,968	Principal	Description		Maturity
53,450	Johnson & Johnson	3,611,082	Corporate Bonds - 5.5%
101,053	Medtronic, Inc.	3,913,783	Communications - 0.2%
123,360	Merck & Co., Inc.	5,150,280	$600,000	Telefonica Emisiones SAU	6.42%	06/20/16	576,255
87,782	Pfizer, Inc.	2,018,986
6,842	Quest Diagnostics, Inc.	409,836	Consumer Staples - 1.9%
31,129	UnitedHealth Group, Inc.	1,821,046	1,180,000	American Stores Co.	7.90	05/01/17	1,151,975
27,221	WellPoint, Inc.	1,736,428	2,140,000	Block Financial, LLC	7.88	01/15/13	2,194,011
41,650	Zimmer Holdings, Inc.	2,680,594	50,000	Constellation Brands, Inc.	7.25	05/15/17	57,438
		31,125,226	654,000	Smithfield Foods, Inc., Series B	7.75	05/15/13	683,430
Industrials – 1.8%			115,000	SUPERVALU, Inc.	7.50	11/15/14	117,013
21,550	AGCO Corp. (a)	985,481	375,000	SUPERVALU, Inc.	8.00	05/01/16	381,562
100	Deere & Co.	8,087					4,585,429
25,000	General Electric Co.	521,000	Energy - 0.3%
11,150	Granite Construction, Inc.	291,127	190,000	El Paso Corp.	6.70	02/15/27	200,725
4,850	Illinois Tool Works, Inc.	256,517	424,000	Sunoco, Inc.	5.75	01/15/17	450,908
1,000	Johnson Controls, Inc.	27,710					651,633
1,000	POSCO, ADR	80,440	Financials - 1.5%
300	Potash Corp. of Saskatchewan, Inc.	13,107	75,000	American Express Credit Corp., Series C	7.30	08/20/13	80,209
12,500	Raytheon Co.	707,375	2,370,000	Hartford Financial Services Group, Inc.	5.50	10/15/16	2,568,819
3,500	Textainer Group Holdings, Ltd.	129,150	182,000	Hartford Financial Services Group, Inc.	6.30	03/15/18	199,276
3,550	The Boeing Co.	263,765	260,000	Janus Capital Group, Inc.	6.70	06/15/17	279,189
14,450	United Parcel Service, Inc., Class B	1,138,082	620,000	Zions Bancorporation	5.50	11/16/15	631,872
		4,421,841					3,759,365
Information Technology – 2.8%			Health Care - 0.5%
11,300	Automatic Data Processing, Inc.	628,958	540,000	Health Management Associates, Inc.	6.13	04/15/16	575,100
15,350	Dell, Inc. (a)	192,182	500,000	Health Management Associates, Inc. (c)	7.38	01/15/20	534,375
51,800	Intel Corp.	1,380,470	130,000	WellPoint, Inc.	5.25	01/15/16	145,282
148,064	Microsoft Corp.	4,529,278					1,254,757
625	MoneyGram International, Inc. (a)	9,125
1,500	Verisk Analytics, Inc., Class A (a)	73,890
		6,813,903
Materials – 1.8%
28,700	E.I. du Pont de Nemours & Co.	1,451,359
7,000	LyondellBasell Industries NV, Class A	281,890
6,400	Precision Castparts Corp.	1,052,736
100	Spartech Corp. (a)	517
47,350	The Dow Chemical Co.	1,491,525
14,000	Vale SA, ADR	277,900
		4,555,927
Telecommunications – 1.1%
27,300	AT&T, Inc.	973,518
52,150	SK Telecom Co., Ltd., ADR	631,015
27,015	Verizon Communications, Inc.	1,200,547
		2,805,080

See Notes to Financial Statements.	6

AUXIER FOCUS FUND SCHEDULE OF INVESTMENTS JUNE 30, 2012

	Security				ADR	American Depositary Receipt
Principal	Description	Rate	Maturity	Value	LLC	Limited Liability Company
Materials - 0.8%					PLC	Public Limited Company
$895,000	The Dow Chemical Co.	5.70%	05/15/18	$1,048,828	(a)	Non-income producing security.
203,000	Weyerhaeuser Co.	9.00	10/01/21	261,333	(b)	Variable rate security. Rate presented is as of June 30, 2012.
505,000	Weyerhaeuser Co.	7.95	03/15/25	563,613	(c)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities
				1,873,774		amounted to $534,375 or 0.2% of net assets.
Utilities - 0.3%					(d)	Zero coupon bond. Rate presented is yield to maturity.
100,000	Constellation Energy Group, Inc.	4.55	06/15/15	107,466
255,000	Energy Future Holdings Corp.	9.75	10/15/19	263,925	* Cost for federal income tax purposes is $170,996,851 and net unrealized appreciation consists of:
312,000	Energy Future Intermediate Holding Co., LLC	9.75	10/15/19	322,920	Gross Unrealized Appreciation			$37,071,928
27,000	Nevada Power Co., Series L	5.88	01/15/15	30,077	Gross Unrealized Depreciation			(10,420,408)
				724,388	Net Unrealized Appreciation			$26,651,520
Total Corporate Bonds
(Cost $11,808,704)				13,425,601	The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012.
					The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information
Foreign Municipal Bonds - 0.6%					on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
356,000	Ontario Hydro Residual Strip (Canada) (d)	5.47-5.65	11/27/20	273,621
605,000	Ontario Hydro Residual Strip (Canada) (d)	5.61	10/15/21	446,070
235,000	Ontario Hydro Residual Strip (Canada) (d)	5.75	08/18/22	167,205		Level 1	Level 2	Level 3	Total
750,000	Ontario Hydro Residual Strip (Canada), Series OC20 (d)	5.51	10/01/20	577,583	Investments At Value
Total Foreign Municipal Bonds					Common Stock
(Cost $906,846)				1,464,479	Communications	$6,860,271	$-	$-	$6,860,271
					Consumer Discretionary	29,274,845	-	-	29,274,845
Municipal Bonds - 0.2%					Consumer Staples	64,416,604	-	-	64,416,604
Ohio - 0.2%					Energy	9,796,677	-	-	9,796,677
550,000	Buckeye Tobacco Settlement Financing Authority (Cost $375,167) 5.88		06/01/47	422,559	Financials	21,049,894	-	-	21,049,894
Total Fixed Income Securities					Health Care	31,125,226	-	-	31,125,226
(Cost $14,075,717)				15,312,639	Industrials	4,421,841	-	-	4,421,841
Shares					Information Technology	6,813,903	-	-	6,813,903
Money Market Funds - 0.0%					Materials	4,555,927	-	-	4,555,927
31	Schwab Government Money Fund, 0.01% (b) (Cost $31)			31	Telecommunications	2,805,080	-	-	2,805,080
Total Investments - 80.3%					Utilities	157,080	-	-	157,080
(Cost $170,977,270)*				$197,648,371	Preferred Stock	-	1,058,353	-	1,058,353
Other Assets and Liabilities, Net – 19.7%				48,641,726	Corporate Bonds	-	13,425,601	-	13,425,601
Net Assets – 100.0%				$246,290,097	Foreign Municipal Bonds	-	1,464,479	-	1,464,479
					Municipal Bonds	-	422,559	-	422,559
					Money Market Funds	-	31	-	31
					Total Investments At Value	$181,277,348	$16,371,023	$-	$197,648,371

					There were no significant transfers between Level 1 and Level 2 for the year ended June 30, 2012.
					AFA
					PORTFOLIO HOLDINGS
					% of Net Assets
					Common Stock			73.6%
					Preferred Stock			0.4%
					Corporate Bonds			5.5%
					Foreign Municipal Bonds			0.6%
					Municipal Bonds			0.2%
					Money Market Funds			0.0%
					Cash and Other Net Assets			19.7%
								100.0%

See Notes to Financial Statements.	7

AUXIER FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2012

ASSETS
Total investments, at value (Cost $170,977,270)	$197,648,371
Cash	48,403,696
Receivables:
Fund shares sold	264,919
Investment securities sold	149,138
Dividends and interest	718,266
Prepaid expenses	8,241
Total Assets	247,192,631

LIABILITIES
Payables:
Investment securities purchased	622,807
Fund shares redeemed	20,612
Accrued Liabilities:
Adviser	Investment adviser fees	182,322
Trustees’ fees and expenses	99
Fund services fees	44,331
Other expenses	32,363
Total Liabilities	902,534

NET ASSETS	$246,290,097

COMPONENTS OF NET ASSETS
Paid-in capital	$216,077,504
Undistributed net investment income	1,734,396
Accumulated net realized gain	1,807,096
Net unrealized appreciation	26,671,101
NET ASSETS	$246,290,097

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	14,757,217
A Shares	102,721
Institutional Shares	74,561

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*
Investor Shares (based on net assets of $243,365,965)	$16.49
A Shares (based on net assets of $1,693,925)	$16.49
A Shares Maximum Public Offering Price Per Share (net asset value per share/(100%-5.75%))	$17.50
Institutional Shares (based on net assets of $1,230,207)	$16.50
*	Shares redeemed or exchanged within 180 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	8

AUXIER FOCUS FUND STATEMENT OF OPERATIONS YEAR ENDED JUNE 30, 2012

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $56,312)	$4,237,300
Interest income	1,135,995
Total Investment Income	5,373,295
Adviser
EXPENSES
Investment adviser fees	2,436,775
Fund services fees	74,064
Transfer agent fees:
Investor Shares	58,296
A Shares	255
Institutional Shares	79
Distribution fees:
A Shares	2,845
Custodian fees	6,129
Registration fees:
Investor Shares	19
A Shares	14
Professional fees	23,313
Trustees' fees and expenses	11,285
Miscellaneous expenses	10,111
Total Expenses	2,623,185
Fees waived and expenses reimbursed	(44,279)
Net Expenses	2,578,906

NET INVESTMENT INCOME	2,794,389

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	2,387,288
Foreign currency transactions	(637)
Net realized gain	2,386,651
Net change in unrealized appreciation (depreciation) on:
Investments	4,018,817
Net change in unrealized appreciation (depreciation)	4,018,817
NET REALIZED AND UNREALIZED GAIN	6,405,468
INCREASE IN NET ASSETS FROM OPERATIONS	$9,199,857

See Notes to Financial Statements.	9

AUXIER FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS

June 30, 2012	#	41090 #	#	40724
		For the Year Ended June 30, 2012		For the Year Ended June 30, 2011
OPERATIONS			Shares		Shares
Net investment income		$2,794,389		$2,141,944
Net realized gain		2,386,651		2,423,959
Net change in unrealized appreciation (depreciation)		4,018,817		22,114,894
Increase in Net Assets Resulting from Operations		9,199,857		26,680,797

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares		(2,114,894)		(2,383,997)
A Shares		(13,062)		(2,623)
Net realized gain:
Investor Shares		(2,884,600)		(77,655)
A Shares		(17,043)		(87)
Total Distributions to Shareholders		(5,029,599)		(2,464,362)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares		103,203,829	6,529,964	52,157,159	3,353,252
A Shares		979,449	62,557	495,798	30,902
Institutional Shares		1,218,054	74,992	-	-
Reinvestment of distributions:
Investor Shares		4,913,643	317,980	2,420,510	159,532
A Shares		28,684	1,855	2,710	179
Redemption of shares:
Investor Shares		(32,622,079)	(2,041,326)	(15,775,082)	(1,029,404)
A Shares		(28,719)	(1,831)	(37,201)	(2,579)
Institutional Shares		(6,984)	(431)	-	-
Redemption fees		74,935	-	10,155	-
Increase in Net Assets from Capital Share Transactions		77,760,812	4,943,760	39,274,049	2,511,882
Increase in Net Assets		81,931,070		63,490,484

NET ASSETS
Beginning of Year		164,359,027		100,868,543
End of Year (Including line (a))		$246,290,097		$164,359,027
(a) Undistributed net investment income.		$1,734,396		$1,068,800

See Notes to Financial Statements.	10

AUXIER FOCUS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended June 30,
	2012	2011	2010	2009(a)	2008
INVESTOR SHARES
NET ASSET VALUE, Beginning of Year	$16.45	$13.49	$12.16	$14.22	$17.06
INVESTMENT OPERATIONS
Net investment income (b)	0.22	0.26	0.32	0.19	0.18
Net realized and unrealized gain (loss)	0.20 (c)	3.00	1.27	(1.77)	(2.24)
Total from Investment Operations	0.42	3.26	1.59	(1.58)	(2.06)
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.16)	(0.29)	(0.26)	(0.16)	(0.31)
Net realized gain	(0.23)	(0.01)	—	(0.32)	(0.47)
Total Distributions to Shareholders	(0.39)	(0.30)	(0.26)	(0.48)	(0.78)
REDEMPTION FEES (b)	0.01	— (d)	— (d)	— (d)	— (d)
NET ASSET VALUE, End of Year	$16.49	$16.45	$13.49	$12.16	$14.22
TOTAL RETURN	2.84%	24.35%	12.99%	(10.92)%	(12.56)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$243,366	$163,699	$100,712	$84,660	$103,664
Ratios to Average Net Assets:
Net investment income	1.36%	1.68%	2.29%	1.53%	1.10%
Net expense	1.25%	1.25%	1.30%	1.35%	1.35%
Gross expense (e)	1.27%	1.25%	1.30%	1.35%	1.36%
PORTFOLIO TURNOVER RATE	8%	20%	15%	24%	19%

(a)
Effective November 1, 2008, C Shares were reclassified as Investor Shares.  For the Period July 1, 2008 through November 1, 2008, total return for C Shares was (12.68)%.  For the aforementioned period, the annualized gross expenses and net expenses ratios were 2.35% and 2.10%, respectively.

(b)	Calculated based on average shares outstanding during each year.
(c)
The net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2012, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(d)	Less than $0.01 per share.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	11

AUXIER FOCUS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended June 30,
	2012	2011	2010	2009	2008
A SHARES
NET ASSET VALUE, Beginning of Year	$16.45	$13.49	$12.17	$14.22	$17.07
INVESTMENT OPERATIONS
Net investment income (a)	0.22	0.25	0.32	0.18	0.17
Net realized and unrealized gain (loss)	0.21 (b)	3.01	1.26	(1.75)	(2.24)
Total from Investment Operations	0.43	3.26	1.58	(1.57)	(2.07)
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.16)	(0.29)	(0.26)	(0.16)	(0.31)
Net realized gain	(0.23)	(0.01)	—	(0.32)	(0.47)
Total Distributions to Shareholders	(0.39)	(0.30)	(0.26)	(0.48)	(0.78)
REDEMPTION FEES (a)	— (c)	— (c)	— (c)	— (c)	— (c)
NET ASSET VALUE, End of Year	$16.49	$16.45	$13.49	$12.17	$14.22
TOTAL RETURN (d)	2.84%	24.35%	12.90%	(10.85)%	(12.61)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$1,694	$660	$157	$148	$208
Ratios to Average Net Assets:
Net investment income	1.39%	1.61%	2.29%	1.49%	1.08%
Net expense	1.25%	1.25%	1.30%	1.35%	1.35%
Gross expense (e)	1.52%	1.50%	1.55%	1.60%	1.60%
PORTFOLIO TURNOVER RATE	8%	20%	15%	24%	19%

(a)	Calculated based on average shares outstanding during each year.
(b)
The net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2012, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(c)	Less than $0.01 per share.
(d)	Total Return does not include the effect of front end sales charge or contingent deferred sales charge.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	12

AUXIER FOCUS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.
	May 9, 2012 (a) through June 30, 2012
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$16.27
INVESTMENT OPERATIONS
Net investment income (b)	0.04
Net realized and unrealized gain (loss)	0.19
Total from Investment Operations	0.23
REDEMPTION FEES (b)	—	(c)
NET ASSET VALUE, End of Period	$16.50
TOTAL RETURN	1.41	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$1,230
Ratios to Average Net Assets:
Net investment income	1.62	%(e)
Net expense	1.10	%(e)
Gross expense (f)	1.50	%(e)
PORTFOLIO TURNOVER RATE	8	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	13

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2012

Note 1. Organization

The Auxier Focus Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund currently offers three classes of shares: Investor Shares, A Shares and Institutional Shares. A Shares are offered at net asset value plus a maximum sales charge of 5.75%. A Shares are also subject to contingent deferred sales charge (“CDSC”) of 1.00% on purchases without an initial sales charge and redeemed less than one year after they are purchased. Investor Shares and Institutional Shares are not subject to a sales charge. Investor Shares, A Shares and Institutional Shares commenced operations on July 9, 1999, July 8, 2005 and May 9, 2012, respectively. The Fund’s investment objective is to provide long-term capital appreciation.

On August 27, 2008, the Board of Trustees of the Trust approved the conversion of the Fund’s C Shares into Investor Shares. On November 1, 2008, each shareholder of C Shares received Investor Shares in a dollar amount equal to their investment in C Shares as of that date.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of June 30, 2012 with the exception of the Institutional Shares which is based on the period from May 9, 2012, through June 30, 2012, for the Fund’s investments is included at the end of the Fund’s Schedule of

14

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2012

Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of June 30, 2012, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Redemption Fees – A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Auxier Asset Management LLC (the “Adviser”), is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s

15

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2012

average daily assets.  Prior to April 5, 2012, the Adviser received an advisory fee from the Fund at an annual rate of 1.25% of the Fund’s average daily assets.

Prior to April 5, 2012, under the terms of the Investment Advisory Agreement, the Adviser provided investment advisory services to the Fund and was obligated to pay all expenses of the Fund except any expenses they were authorized to pay under Rule 12b-1, brokerage fees and commissions, borrowing costs, taxes, certain compensation expenses of the Trustees, and extraordinary and non-recurring expenses.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Fund has adopted a Distribution Plan (the “Plan”) for A Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of A Shares. The Distributor had no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

For the year ended June 30, 2012 with the exception of the Institutional Shares which is based on the period from May 9, 2012, through June 30, 2012, there were $44,096 in front-end sales charges assessed on the sale of A Shares and no contingent deferred sales charges were assessed on the sale of A Shares. The Distributor received $6,614 of the total front-end sales charges.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). In addition, for the year ended March 31, 2012, the Chairman received a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The stipend was discontinued April 1, 2012. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fees and reimburse expenses through October 31, 2015, to the extent necessary to maintain the total operating expenses at 1.25% of average daily net assets of the Investor Shares and A Shares and 1.10% of average daily net assets of Institutional Shares. These contractual waivers may be changed or eliminated at any time with consent of the Board. For the year ended June 30, 2012 with the exception of the Institutional Shares which is based on the period from May 9, 2012, through June 30, 2012, fees waived and expenses reimbursed were as follows:

Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
$21,329	$7,768	$15,182	$44,279

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended June 30, 2012 with the exception of the Institutional Shares which is based on the period from May 9, 2012, through June 30, 2012, were $70,704,856 and $13,246,479, respectively.

16

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2012

Note 6. Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

2012	2011
Ordinary Income	$2,278,235	$2,464,362
Long-Term Capital Gain	2,751,364	-
	$5,029,599	$2,464,362

As of June 30, 2012, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$2,521,670
Undistributed Long-Term Gain	1,039,403
Unrealized Appreciation	26,651,520
Total	$30,212,593

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and passive foreign investment companies.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended June 30, 2012 with the exception of the Institutional Shares which is based on the period from May 9, 2012, through June 30, 2012. The following reclassification was the result of real estate investment trusts and currency gain/loss reclassification and has no impact on the net assets of the Fund.

Accumulated Net Investment Income (Loss)	$(837)
Undistributed Net Realized Gain (Loss)	837

Note 7. Recent Accounting Pronouncements

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds
and the Shareholders of Auxier Focus Fund

We have audited the accompanying statement of assets and liabilities of the Auxier Focus Fund, a series of shares of beneficial interest in the Forum Funds, including the schedule of investments, as of June 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the four year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the year ended June 30, 2008 were audited by other auditors whose report dated August 25, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2012 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Auxier Focus Fund as of June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended and its financial highlights for each of the years in the four year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                             BBD, LLP

Philadelphia, Pennsylvania
August 24, 2012

18

AUXIER FOCUS FUND ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2012

Investment Advisory Agreement Approval

At a Board meeting held on January 30, 2012, the Board, including the Independent Trustees, considered the approval of the amendment of the investment advisory agreement pertaining to the Fund (the “New Agreement”). In considering the New Agreement, the Board reviewed information furnished by the Adviser regarding: (1) services to be provided to the Fund including the nature, extent and quality of such services; (2) the compensation to be paid to The Adviser including the cost of advisory services to be provided and profits to be realized by The Adviser and its affiliates from the relationship with the Fund, including the expense limitation arrangements for the Fund; (3) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee reflects these economies of scale for the benefit of the Fund’s investors; and (4) other benefits received by the Adviser and its affiliates from their relationship with the Fund. In particular, the Board focused on the following factors and made the following conclusions in considering approval of the New Agreement:

Compensation and Economies of Scale

The Board considered the Adviser’s proposed compensation for providing advisory services to the Fund and analyzed comparative information on fees and total expenses of similar mutual funds and other accounts managed by the adviser. The Board also considered the adviser’s representation that it is not yet likely to experience economies of scale in its management of the Fund under the New Agreement due to the amount of assets held by the Fund but that it has agreed to contractually waive its fees and/or reimburse the Fund to the extent that total annual operating expenses exceed the fee rate under the current agreement through October 15, 2015. Based on the foregoing, the Board concluded that the adviser’s advisory fee rate to be charged to the Fund under the New Agreement was fair and reasonable.

Expense Limitation Arrangement

The Board also considered that the Adviser has agreed to contractually waive a portion of its fees under the New Agreement and/or to reimburse Fund expenses in order to limit the Fund’s total annual operating expenses to 1.25% of average daily net assets with respect to each of the Investor Shares class and the A Shares class. The Board considered that the Adviser has agreed to maintain such contractual expense limitation arrangement for the Fund through at least October 15, 2015 and, thus, Fund total annual expenses will not increase for at least three years as a result of the New Agreement. The Board did note, however, that total annual operating expenses may increase at the end of this waiver period but weighed this with (1) the proposed operation of the expense limitation arrangement, particularly its automatic renewal feature and (2) the Adviser’s representation that the unified fee structure had restricted certain investors from investing in the Fund and the Adviser’s expectation that those investors would be free to invest in the Fund once the proposed traditional fee structure is implemented, leading to an increase in Fund assets and, therefore, lower the Fund’s total expenses.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and profitability with respect to the Fund, taking into account the proposed advisory fee under the New Agreement. The Board concluded that the expected level of the Adviser’s profits attributable to management of the Fund under the New Agreement did not differ substantially from the Adviser’s profits under the current agreement. Thus, in light of the fact that the Adviser would unbundle the current fee rate for the Fund, the Board concluded that the Adviser’s expected level of profits attributable to management of the Fund likely would be reasonable in light of the services to be provided by the Adviser on behalf of the Fund.

In reaching its decision, the Board considered that the Adviser represented that there would be no substantive changes to the services being provided to the Fund. The Board also took into consideration that it renewed the Fund’s current agreement at its December 16, 2011, meeting (“December Meeting”). The Board further considered that the Adviser had represented that there have been no material changes to the information it provided in connection with the Board’s consideration at the December Meeting. The Board noted that the New Agreement would become effective April 5, 2012.

In reaching its decision to approve the New Agreement, the Board also relied upon its analysis and determinations made at its December Meeting to renew the current agreement, as well as information provided and discussed throughout the year at regularly scheduled Board meetings as follows:

19

AUXIER FOCUS FUND ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2012

Performance

The Board considered the Fund’s performance for both the one-year and since inception (annualized) periods ended November 30, 2011. The Board noted that the Fund outperformed its benchmark, the S&P 500 Index, for both the one-year period and since inception. Given, among other things, the Fund’s performance during those periods, the Board concluded that the Fund’s performance was reasonable relative to its benchmark and that the Fund and its shareholders could benefit from the Adviser’s management of the Fund.

Other Benefits

The Board noted the Adviser’s representation that the Adviser does not expect to receive any kind of benefit or compensation from its relationship with the Fund, other than its contractual advisory fees. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Based upon its review, the Board concluded that the overall arrangement between the Fund and the Adviser is fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment, and that approval of the New Agreement would be in the best interests of the Fund and its shareholders. The Board approved the New Agreement and recommended approval of the New Agreement by the Fund’s shareholders.

Shareholder Proxy Vote

At a special meeting of shareholders, held on April 5, 2012, shares were voted as follows on the proposal presented to shareholders to approve a new Investment Advisory Agreement between the Trust and Auxier Asset Management LLC with respect to the Fund:

For	Against	Abstain
6,643,055	180,595	592,938

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (877) 328-9437, on the Fund's website at www.auxierasset.com and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 328-9437 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, redemption fees, exchange fees, and CDSC fees, and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

20

AUXIER FOCUS FUND ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2012

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2012, through June 30, 2012 with the exception of the Institutional Shares which is based on the period from May 9, 2012, through June 30, 2012.

Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments on certain classes, redemption fees, exchange fees, and CDSC fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	January 1, 2012	June 30, 2012	Period*	Ratio*
Investor Shares
Actual	$1,000.00	$1,056.37	$6.39	1.25%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.65	$6.27	1.25%
A Shares
Actual	$1,000.00	$1,056.37	$6.39	1.25%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.65	$6.27	1.25%
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	May 9, 2012	June 30, 2012	Period*	Ratio*
Institutional Shares
Actual	$1,000.00	$1,014.10	$1.57	1.10%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.39	$5.52	1.10%

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 to reflect the half-year period (except for the Institutional Shares actual return information which reflects the 52-day period between May 9, 2012, the commencement of operations, through June 30, 2012.)

Federal Tax Status of Dividends Declared during the Tax Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 77.38% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 94.32% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 27.08% of its income dividends as qualified interest income exempt from U.S. tax for foreign shareholders (QII) and 6.60% of its income dividends as qualified short-term gain exempt from U.S. tax for foreign shareholders (QSD).

21

AUXIER FOCUS FUND ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2012

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (877) 328-9437.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.	21	0
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University since 2006.	21	0
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	21	0
David Tucker Born: 1958	Trustee	Since 2011	Director, Blue Sky Experience since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	21	0
Interested Trustee
John Y. Keffer1 Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	21	Director, Wintergreen Fund, Inc.; Director, Forum ETF Trust
1Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

22

AUXIER FOCUS FUND ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2012

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services 2007.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007-2009; Associate Counsel, Investors Bank & Trust Co. 2006-2007.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2005-2008.	N/A	N/A
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup 2006-2008.	N/A	N/A

23

THIS PAGE INTENTIONALLY LEFT BLANK

Auxier Focus Fund

FOR MORE INFORMATION
P.O. Box 588
Portland, Maine 04112
(877) 3AUXIER
(877) 328-9437

INVESTMENT ADVISER
Auxier Asset Management LLC
5285 Meadows Road
Suite 333
Lake Oswego, Oregon 97035

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

204-ANR-0612

DF DENT
GROWTH FUNDS

ANNUAL REPORT

JUNE 30, 2012

DF DENT
AND COMPANY, INC.

INVESTMENT COUNSEL

P.O. BOX 588
PORTLAND, ME 04112
(866) 2DF-DENT (TOLL FREE)

DF DENT GROWTH FUNDS TABLE OF CONTENTS JUNE 30, 2012

DF Dent Premier Growth Fund
A Message to Our Shareholders	1
Performance Chart and Analysis (Unaudited)	12
Schedule of Investments	13
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18

DF Dent Midcap Growth Fund
A Message to Our Shareholders	19
Performance Chart and Analysis (Unaudited)	25
Schedule of Investments	26
Statement of Assets and Liabilities	28
Statement of Operations	29
Statement of Changes in Net Assets	30
Financial Highlights	31

DF Dent Growth Funds
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	37
Additional Information (Unaudited)	38

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2012

Dear Fellow Shareholders,

Performance

For the fiscal year ended June 30, 2012, the DF Dent Premier Growth Fund (“Fund”) experienced a total return of +0.74%, underperforming the total return of +5.45% for the S&P 500 Index (“S&P 500 Index”), which is the benchmark used for performance comparisons, by 4.71%. The S&P 500 Index is weighted by market capitalization of its component companies. However, with each component having equal weighting, the S&P 500 Equal Weight Index (“S&P 500 EWI”) had a negative total return in the past 12 months of -0.12% (see page 5 for additional information). Your Fund has outperformed the S&P 500 Index in 8 of the 11 fiscal years since the Fund’s inception in July 2001 with a cumulative total return of +87.76% versus +40.30% for the Index. On a quarterly basis since the Fund’s inception, it has outperformed the S&P 500 Index in 30 of the 44 calendar quarters.

For a longer-term perspective, the Fund’s one-year, five-year and ten-year average annual total returns for the period ended June 30, 2012, were 0.74%, 1.35%, and 7.73%, respectively. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.25%. However, the Fund’s Adviser has contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.10% on the first $150 million in Fund net assets and to 0.90% on net assets exceeding $150 million. This agreement is in effect through October 31, 2014. The expense cap may be changed or eliminated with the consent of the Board of Trustees. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

Expense Ratio Management

Your Fund’s Adviser, D.F. Dent & Company, has again agreed to maintain your Fund’s expense ratio through October 31, 2014, at a net 1.10% on the first $150 million of net assets and 0.90% on net assets exceeding $150 million by reimbursing expenses and waiving a portion of management fees. The record of expense reimbursement and management fee waivers for the eleven years of your Fund’s existence is as follows:

Year Ending	Expense Reimbursement	Management Fee Waived
06/30/02	$60,201	$60,019
06/30/03	38,066	90,163
06/30/04	0	129,060
06/30/05	0	141,907
06/30/06	0	142,664
06/30/07	0	161,128
06/30/08	0	95,665
06/30/09	0	234,053
06/30/10	0	204,148
06/30/11	0	211,784
06/30/12	0	240,847
Total	$98,267	$1,711,438

1	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2012

Portfolio Turnover

Annual portfolio turnover since inception has been as follows:

                                          2002*  2003  2004   2005  2006  2007  2008   2009   2010  2011  2012
Portfolio Turnover**         0%      14%    20%      7%   25%   17%     21%    16%      8%     21%   14%

Average
                     14.8%

We believe these low portfolio turnover rates are consistent with our investment strategy of holding positions for long periods and minimizing transaction expenses for shareholders. Brokerage expenses for the entire 2012 fiscal year’s trading amounted to less than 1 cent per share of your Fund. Thus, trading expense remained very low because of low portfolio turnover.

*    The Fund commenced operations on July 16, 2001.
** Percentage calculated based on total value of investments.

Asset Allocation

Year-end asset allocation by market capitalization for the past five years was:

	06/30/08*	06/30/09*	06/30/10*	06/30/11*	06/30/12*
Large Capitalization	28.0%	41.0%	54.7%	49.4%	50.3%
Mid Capitalization	56.9%	51.3%	35.9%	38.0%	38.6%
Small Capitalization	13.8%	7.7%	7.8%	12.4%	11.0%
Reserve Funds	1.3%	0.0%	1.6%	0.2%	0.1%
Total Fund	100.0%	100.0%	100.0%	100.0%	100.0%
* Percentages calculated based on total value of investments.

The Fund’s Prospectus has defined Mid Capitalization companies as those in the $1.5 billion to $7.0 billion market capitalization range.

Changes in the above Asset Allocation largely reflect the movement of companies from one category to another due to market fluctuations. Many companies “graduated” from Mid Cap to Large Cap in the past 3 years due to appreciation since the market trough in 2009. We seek to invest in great companies rather than allocate holdings in accordance to an arbitrary market capitalization parameter.

Attribution

We have once again included in the Management Discussion of Fund Performance section later in this report a bar graph of your Fund’s sector allocation versus the S&P 500 Index and a discussion of that allocation accompanied with commentary on stock selection within sectors of the Index.

2	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2012

Concentration

We have made an effort during the past four years to increase the position size in our favorite “core” holdings. We do not consider this strategy to be “over concentrated,” but the portfolio is “focused” as that term is used within the mutual fund industry. In the past five years, our concentration in the top 10 holdings has been as follows:

Top 10 Holdings	06/30/08	06/30/09	06/30/10	06/30/11	06/30/12
% of Fund	36.7%	55.82%	54.97%	52.46%	49.35%
Average Position Size of Top 10	3.7%	5.6%	5.5%	5.2%	4.9%

We wrote in each of the past three years that we had reached the desired level of concentration and did not intend to increase concentration beyond the 06/30/09 level shown above. The slight reduction in concentration this past year was the result of modest trimming of the positions in Fastenal and IDEXX, both of which had performed strongly reaching price targets. Proceeds were recycled into new investments. We continue to believe that the current concentration in the top 10 positions is appropriate, at the desired level, and positioned to enhanced performance.

Management Ownership of Fund

Employees, their families, and the Adviser’s retirement plan increased their ownership of the Fund from 11.0% one year ago to 11.5% of the Fund as of 06/30/2012.

A Few Anecdotes

As reported recently in the Wall Street Journal, Boeing is using 3D printing in “additive manufacturing” to build highly sophisticated and technically complex aircraft parts. 3D Systems Corp., your Fund’s third best performer in the fiscal year ending 06/30/2012, designs and manufactures such 3D printers. When the dishwasher broke down in a Boeing cafeteria recently, the plumber not wanting to wait for shipment of a plastic replacement part asked a Boeing engineer to replicate the part physically on his 3D printer. The job was completed in 30 minutes. The applications and efficiencies for 3D printing are still in the early discovery phase.

IDEXX Laboratories, Inc. has developed an iPad application whereby customers may read lab results for their companion animals directly rather than calling in and waiting for their veterinarian’s availability, saving time for the customer and the veterinarian.

Stericycle, Inc. is using routing technology in medical waste collection to improve efficiency while reducing fuel expense and its carbon footprint. Routes maximize right hand turns to reduce waiting times for left turns and red lights.

Fastenal’s contract signings for automated vending machines have accelerated beyond its recent placement rates. Customers with these vending machines have significantly increased their purchasing from Fastenal.

3	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2012

Commentary

Both scholars and professional investors generally agree that a stock’s value is the present value of its future cash flows. While not a cash flow yield, the earnings yield is a measure of the current earnings return from a dollar invested in a company. Thus, it may be compared to the current return from a dollar invested in a bond or Treasury note. The top panel of the charts below shows the earnings yield of the S&P 500 Index and the 10-year Treasury yield for the past 46 years. Not since the 1970s has the earnings yield of stocks exceeded the 10-year Treasury yield by as much as today’s levels. The lower panel reveals the magnitude of these yield spreads.

We believe there are two reasons for these record yield spreads of stocks over Treasuries:

1.	Artificial ultra low Treasury yields resulting from the Fed’s stimulative policies; and
2.
High stock earnings yields resulting from a “flight to safety” by investors who are frightened by events of the past few years and fearful of the domestic and international uncertainties of today’s world.

The question then becomes, “Is this the new normal, or do we return in time back to an environment where bond yields exceed stock yields?” We would side with academic scholars and other professional investors and

4	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2012

argue that the two reasons listed above are transitory, and that corporate earnings yields versus Treasury yields will revert back to their historical relationship in time. Why? Treasury yields are so low today that they can be justified only if we experience sustained deflation in the future. This is highly unlikely given the monetary policies of major central banks. With respect to the second reason listed above, we believe that the international worries of the past 2 years are already embedded in current low stock valuations, and that 6 months from now the uncertainties of the US fiscal, political, and tax policies, if not completely resolved, will become “less uncertain.” The stock market abhors uncertainty, and the removal of some uncertainty should be beneficial to equity markets.

A couple of additional observations on this past year’s performance, which was below your Fund’s trend line, follow: The S&P 500 Index is a capitalization weighted benchmark. Your Fund’s weightings in specific investments reflect the Adviser’s conviction on each company, not the companies’ market capitalizations. Unweight the S&P 500 Index, giving each company equal weighting, and its return becomes -0.12% rather than the +5.45% as reported above as shown in the S&P 500 EWI. The main reason: Apple’s heavy weighting in the S&P 500, given its largest capitalization, and its strong performance in the past 12 months. Secondly, stocks such as Coca Cola, IBM, Microsoft, AT&T, and Intel along with many high yield funds all outperformed your Fund in the past 12 months. In a low yield environment, numerous investors sought yield in either low grade bonds or high quality stocks with good yields. Thus, the above quality large cap stocks have enjoyed good results contributing to the Index’s return in the past year. Certainly a good strategy over the past 12 months. However, we invest in growth companies which we believe possess higher long term growth prospects than more mature large cap companies. Your Fund is comprised of companies which the Adviser believes are in earlier stages of their growth trajectories and offer the potential of higher growth rates in future years. On a secular rather than an annual basis, we believe that high growth will trump yield as it has in the past.

New Member of Adviser’s Team

We are pleased to announce the addition of Dr. Gary Wu to the professional staff of the Fund’s adviser. Gary grew up in China and graduated from the Peking University Medical School.  He then received a Ph.D in Molecular Biology from Columbia University. Gary began his business career after graduate school in management consulting moving on to investment management and private equity. Gary is a CFA with 8 years of investment management experience, and we are looking forward to the contributions he will make in our investment research supporting your Fund.

Once again, we appreciate the trust you have placed with us with your investment and will work diligently to earn that trust each day.

Respectively Submitted,

Daniel F. Dent

5	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2012

IMPORTANT INFORMATION:

Investing involves risks, including the possible loss of principal. The Fund invests in small and medium size companies. Investments in these companies, especially smaller companies, carry greater risk than is customarily associated with larger companies for various reasons such as increased volatility of earnings and prospects, narrower markets, limited financial resources and less liquid stock. The Fund will typically invest in the securities of fewer issuers. If the Fund’s portfolio is over weighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over weighted in that sector.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held stocks. The S&P 500 Equal Weight Index (S&P 500 EWI) is the equal-weight version of the widely regarded S&P 500. The index has the same constituents as the capitalization weighted S&P 500, but each company in the S&P 500 EWI is allocated a fixed weight. One cannot invest directly in an index.

6	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE JUNE 30, 2012

Performance

For the fiscal year ended June 30, 2012, the DF Dent Premier Growth Fund (“Fund”) experienced a total return of  +0.74% versus a total return of  +5.45% for the S&P 500 Index, the benchmark we use for performance reporting. Please recall that the Fund reported a +34.87% total return in the prior fiscal year ending 06/30/2011. While we seek companies which deliver consistent growth, and most do, the returns of their stocks for specific periods can vary widely from one reporting period to the next. Thus, performance versus the S&P 500 Index for longer periods ending June 30, 2012 as reported below is more meaningful:

Period Ending 06/30/12	DF Dent Premier Growth Fund		S&P 500 Index		Outperformance (Underperformance)
Six Months	+	5.72%	+	9.49%	–	3.77%
Twelve Months	+	0.74%	+	5.45%	–	4.71%
Five Years (annualized)	+	1.35%	+	0.22%	+	1.13%
Five Years (cumulative)	+	6.93%	+	1.09%	+	5.84%
Since Inception (07/16/01) (annualized)	+	5.92%	+	3.14%	+	2.78%
Since Inception (07/16/01) (cumulative)	+	87.76%	+	40.30%	+	47.46%

Past performance is not indicative of future performance.

The past 12 months have been especially challenging for growth investing. While your Fund managed to record only a slightly positive return for the past 12 months, we feel the portfolio companies’ operating results were quite satisfactory. While your Fund’s 12 month return of  +0.74% exceeded the average return of the 504 funds within the Lipper Multi-Cap Growth peer group of -1.10% and the S&P 500 Equal Weighted Index (“S&P 500 EWI”) return of -0.12%, we invest in companies that have generated higher returns in the past and we believe will deliver strong growth in the future.

Your Fund’s cumulative total return outperformance since inception (07/16/2001) over the Index for the past five years has progressed as follows (for the periods ending):

      06/30/2008            06/30/2009               06/30/2010              06/30/2011              06/30/2012
         +46.44%                  +26.88%                      +36.39%                    +55.33%                      +47.46%

While your Fund has outperformed the S&P 500 Index over multi-year periods, it is not uncommon after years of good relative performance such as we experienced in 2010 and 2011 to give back some of the excess returns as you can see in 2012. Just as past excess performance gave way to recent modest underperformance, we believe that recent underperformance will give way to improving returns.

Although your Fund appreciated slightly in fiscal 2012, there was considerable market volatility. The single most important market factor impacting the Fund’s performance was the weakness in energy prices, especially natural gas. Ultra Petroleum Corp., a natural gas producer, was the Fund’s worst performer, while Schlumberger, Ltd. and Gardner Denver, Inc. with exposure to the energy servicing markets both performed

7	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE JUNE 30, 2012

poorly. The uncertainty of Education Department (DOE) proposed regulation in the form of “Gainful Employment” metrics to restrict student funding cast a cloud over the publicly held education stocks hurting the returns of your three holdings. We met numerous times with the managements of these companies and remain confident in each company’s ability to serve its particular niche of these underserved learning markets for children and adults. Proposed regulations promulgated at year-end were considerably less onerous than investors had feared.

As reported later, industrial companies lead by Fastenal, 3D Systems, and Roper were included within the five best contributors to the Fund in the past fiscal year. Our overweight in industrials enhanced performance.

Capital Gains Distribution Policy

It is the Fund’s policy to distribute all net realized capital gains to shareholders in December following the end of each fiscal year (06/30). Capital gains distributions were made in December of 2005, 2006, 2007, and 2008, but not 2009, 2010 or 2011. Shareholder redemptions during the sharp market decline of 2008-2009 forced the Fund to realize significant capital losses at that time which may be carried forward for 8 years.

The loss carryforward is summarized below:

Loss carryforward as of 06/30/2011                      $47,097,229   ($5.26 per share)
Less net gains realized in fiscal 06/30/2012           -  7,696,650   ($0.92 per share)
Equals loss carryforward as of 06/30/2012              39,400,579   ($4.69 per share)

In the 06/30/2012 fiscal year your Fund realized capital gains of $7,696,650, or $0.92 per share, which are completely offset by this loss carryforward. While an unrealized gain of $32,443,150 remained in the Fund as of 06/30/2012, the remaining 06/30/2012 loss carryforward of $39,400,579 or $4.69 per share may be utilized in the future to offset the possible realization of  these gains. This loss carryforward can offset capital gains up to $9,922,473 realized until 06/30/2017 and  $29,478,106  realized until 06/30/2018. As such, we view the loss carryforward as a “hidden asset” which can shelter future capital gains, if realized, against future capital gains distributions and taxes as was the case in the fiscal year just concluded.

Attribution Analysis

The following bar chart presents the Sector weightings of your Fund versus the Sector weightings of the S&P 500 Index as of June 30, 2012:

8	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE JUNE 30, 2012

Source: FactSet

·	Sector Weightings
Information Technology followed by Industrials represented the two greatest over-weightings in the Fund as of 06/30/2012. The performance of these 2 sectors within the Fund exceeded the performance of these sectors within the Index for the past year. Financials, the 3rd heaviest weighting, also outperformed the Index’s Financials largely due to the avoidance of any bank stocks in your Fund. Financials within the Fund contributed a 14.6% return versus a loss of -0.71% within the Index. While the Fund and the Index had approximately equal weightings in Energy at year end, the Fund’s energy holdings underperformed due to price declines in Apache, Ultra Petroleum, and Schlumberger. Our ongoing concerns about consumer spending and the jobs picture kept us under-weighted in the Consumer Sectors, which rebounded during the year without our participation.

·	Sector Contribution
As mentioned above, company selection within Energy and avoidance of the Consumer Sectors were detrimental to Fund performance in the past year. The Fund’s investments in all other Sectors made positive contributions to performance during the year. The Fund’s 4.71% under-performance versus the Index, reported above, was entirely attributable to Energy stock selection and the lack of Consumer exposure.

9	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE JUNE 30, 2012

Strategy and Trends

Our strategy, as always, has been to invest in “best in class” companies lead by strong management teams with documented track records of delivering results within growth markets. Best in class may be determined by a number of  considerations such as leading market share, best profitability, highest organic growth rate, consistency of operating results, highest return on invested capital, corporate culture and work ethic, shareholder friendly capital allocation, and most importantly overall management integrity.

Reviewing the recently completed fiscal year, we maintained significant over-weighting in the Industrial Sector. This strategy worked well last fall and winter, but most likely held the Fund back in the spring of 2012 as the U.S. economic recovery lost momentum.  The weighting in Information Technology was increased from 21.07% at the beginning of 2012 to 28.02% as of June 30, 2012. New additions in Concur Technologies and NIC, Inc. along with strong performance from Visa, 3D Systems, and DealerTrak Holdings contributed to the increase in the Information Technology weighting. We continue to believe that technology companies offer attractive opportunities as they address improving productivity through efficiency and labor cost savings.

Best and Worst Performers

Five Best Contributors (Unaudited)
Investments	Realized and Unrealized Appreciation and Income in Fiscal Year 2012	Per Share As of 06/30/12
Fastenal Co.	$2,170,044	$0.26
Visa, Inc., Class A	2,048,105	0.24
3D Systems Corp.	1,664,492	0.20
Roper Industries, Inc.	1,377,019	0.16
IDEXX Laboratories, Inc.	1,302,935	0.16
	$8,562,595	$1.02

Five Poorest Contributors (Unaudited)
Investments	Realized and Unrealized Loss and Income in Fiscal Year 2012	Per Share As of 06/30/12
Ultra Petroleum Corp.	$(2,899,350)	$(0.35)
Expeditors International of Washington, Inc.	(1,726,813)	(0.21)
Schlumberger, Ltd.	(1,390,296)	(0.17)
National American University Holdings, Inc.	(1,182,012)	(0.14)
II-VI, Inc.	(1,145,296)	(0.14)
	$(8,343,767)	$(1.01)

10	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE JUNE 30, 2012

Our Gold Medal goes to Fastenal, your Fund’s largest holding over most of the year, which was the #1, #2, and #1 contributor to Fund performance in each of the past 3 fiscal years, respectively.  The stock has done so well that we needed to trim back the position during the past fiscal year.

Our Silver Medal goes to IDEXX, a Fund top 5 holding over the past 3 years, which was the #3, #5, and #5 contributor to performance in each of the past 3 fiscal years, respectively. We also trimmed IDEXX to reduce its position size.

Our Bronze Medal goes to Roper Industries, which was the #4 contributor in each of the past 2 fiscal years.
However, Expeditors International went from 3rd Best last fiscal year to 3rd Worst this fiscal year. 3D Systems went from 3rd Worst last year to 3rd Best this year.

Proceeds from trimming strong performers back to targeted position sizes are often recycled to finance purchases in new investments. There were 5 new investments in the 2012 fiscal year.

The views in this report contained herein were those of the Fund’s Adviser as of June 30, 2012, and may not reflect the Adviser’s views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of the report date. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in the Fund, they do not constitute investment or tax advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

11	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) JUNE 30, 2012

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the DF Dent Premier Growth Fund (the “Fund”) compared with the performance of the benchmark, S&P 500 Index ("S&P 500"), over the past ten fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 1.25%. However, the Fund’s adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses to 1.10% on the first $150 million in Fund net assets and to 0.90% on net assets exceeding the $150 million, through October 31, 2014. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

Comparison of Change in Value of a $10,000 Investment
DF Dent Premier Growth Fund vs. S&P 500 Index

Average Annual Total Returns
Periods Ended June 30, 2012	One Year	Five Years	Ten Years
DF Dent Premier Growth Fund	0.74%	1.35%	7.73%
S&P 500 Index	5.45%	0.22%	5.33%

12	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND SCHEDULE OF INVESTMENTS JUNE 30, 2012

Shares	Security	Value	Shares	Security	Value
	Description			Description
Common Stock - 100.2%
Agriculture - 2.4%			Industrial Applications - 6.5%
82,000	Potash Corp. of Saskatchewan, Inc.	$3,582,580	140,000	II-VI, Inc. (a)	$2,333,800
			75,000	Roper Industries, Inc.	7,393,500
					9,727,300
Biotechnology - 2.0%			Infrastructure - 2.5%
46,500	Celgene Corp. (a)	2,983,440	97,000	Jacobs Engineering Group, Inc. (a)	3,672,420

Business Services - 10.9%			Insurance - 2.5%
62,000	Ecolab, Inc.	4,248,860	4,850	Markel Corp. (a)	2,142,245
135,000	Expeditors International of Washington, Inc.	5,231,250	20,000	RenaissanceRe Holdings, Ltd.	1,520,200
150,000	Healthcare Services Group, Inc.	2,907,000			3,662,445
40,000	NIC, Inc.	508,000	Life Sciences - 4.9%
37,000	Stericycle, Inc. (a)	3,391,790	75,400	IDEXX Laboratories, Inc. (a)	7,248,202
		16,286,900
Communications Equipment - 1.7%
85,000	ADTRAN, Inc.	2,566,150	Machinery - 4.2%
			111,000	3D Systems Corp. (a)	3,789,540
			46,000	Gardner Denver, Inc.	2,433,860
Distribution and Industrial Supplies - 11.6%					6,223,400
86,000	Beacon Roofing Supply, Inc. (a)	2,168,920	Medical Products - 3.3%
254,000	Fastenal Co.	10,238,740	155,000	ResMed, Inc. (a)	4,836,000
147,000	LKQ Corp. (a)	4,909,800
		17,317,460
Educational Services - 3.4%			Pharmaceuticals - 0.9%
54,000	American Public Education, Inc. (a)	1,728,000	35,000	Teva Pharmaceutical Industries, Ltd., ADR	1,380,400
90,000	K12, Inc. (a)	2,097,000
270,000	National American University Holdings, Inc.	1,161,000
		4,986,000	Software - 9.5%
Electronics - 3.0%			141,000	ANSYS, Inc. (a)	8,898,510
96,000	Trimble Navigation, Ltd. (a)	4,416,960	27,000	Concur Technologies, Inc. (a)	1,838,700
			114,000	DealerTrack Holdings, Inc. (a)	3,432,540
					14,169,750
Energy Equipment and Services - 6.2%			Wireless Telecommunication Services - 9.2%
44,000	Core Laboratories NV	5,099,600	50,000	American Tower Corp. REIT	3,495,500
64,000	Schlumberger, Ltd.	4,154,240	183,000	QUALCOMM, Inc.	10,189,440
		9,253,840			13,684,940

Energy Sources - 4.4%			Total Common Stock
28,000	Apache Corp.	2,460,920	(Cost $116,694,612)		149,137,762
23,000	Concho Resources, Inc. (a)	1,957,760	Total Investments - 100.2%
95,500	Ultra Petroleum Corp. (a)	2,203,185	(Cost $116,694,612)*		$149,137,762
		6,621,865	Other Assets & Liabilities, Net – (0.2)%		(251,451)
			Net Assets – 100.0%		$148,886,311
Financial Services - 11.1%
105,000	SEI Investments Co.	2,088,450
131,000	T. Rowe Price Group, Inc.	8,247,760
50,000	Visa, Inc., Class A	6,181,500
		16,517,710

See Notes to Financial Statements.	13	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND SCHEDULE OF INVESTMENTS JUNE 30, 2012

ADR	American Depositary Receipt		PORTFOLIO HOLDINGS
REIT	Real Estate Investment Trust		% of Net Assets
(a)	Non-income producing security.		Agriculture	2.4%
			Biotechnology	2.0%
			Business Services	10.9%
* Cost for federal income tax purposes is $116,694,612 and net unrealized appreciation consists of:			Communications Equipment	1.7%
Gross Unrealized Appreciation		$41,352,463	Distribution and Industrial Supplies	11.6%
Gross Unrealized Depreciation		(8,909,313)	Educational Services	3.4%
Net Unrealized Appreciation		$32,443,150	Electronics	3.0%
			Energy Equipment and Services	6.2%
The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012.			Energy Sources	4.4%
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.			Financial Services	11.1%
			Industrial Applications	6.5%
Valuation Inputs		Investments in Securities	Infrastructure	2.5%
			Insurance	2.5%
Level 1 - Quoted Prices		$149,137,762	Life Sciences	4.9%
Level 2 - Other Significant Observable Inputs		-	Machinery	4.2%
Level 3 - Significant Unobservable Inputs		-	Medical Products	3.3%
Total		$149,137,762	Pharmaceuticals	0.9%
			Software	9.5%
The Level 1 inputs displayed in this table are Common Stock. Refer to the Schedule of Investments for a further breakout of each security by type.			Wireless Telecommunication Services	9.2%
There were no significant transfers between Level 1 and Level 2 for the year ended June 30, 2012.			Other Assets & Liabilities, Net	(0.2)%
				100.0%

See Notes to Financial Statements.	14	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2012

	ASSETS
	Total investments, at value (Cost $116,694,612)	$149,137,762
	Cash	97,911
	Receivables:
	Fund shares sold	500
	Dividends and interest	55,188
	Prepaid expenses	14,078
	Total Assets	149,305,439

	LIABILITIES
	Payables:
	Fund shares redeemed	50,000
	Accrued Liabilities:
Adviser	Investment adviser fees	319,577
	Trustees’ fees and expenses	61
	Fund services fees	22,150
	Other expenses	27,340
	Total Liabilities	419,128

	NET ASSETS	$148,886,311

	COMPONENTS OF NET ASSETS
	Paid-in capital	$156,038,040
	Accumulated net investment loss	(194,300)
	Accumulated net realized loss	(39,400,579)
	Net unrealized appreciation	32,443,150
	NET ASSETS	$148,886,311
	SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	8,398,831
	NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$17.73

See Notes to Financial Statements.	15	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND STATEMENT OF OPERATIONS YEAR ENDED JUNE 30, 2012

INVESTMENT INCOME
Dividend income	$1,208,698
Interest income	379
Total Investment Income	1,209,077
Adviser
EXPENSES
Investment adviser fees	1,477,714
Fund services fees	314,038
Custodian fees	14,990
Registration fees	19,115
Professional fees	40,502
Trustees' fees and expenses	5,315
Miscellaneous expenses	32,285
Total Expenses	1,903,959
Fees waived and expenses reimbursed	(284,648)
Net Expenses	1,619,311

NET INVESTMENT LOSS	(410,234)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	7,753,414
Net change in unrealized appreciation (depreciation) on investments	(6,635,851)
NET REALIZED AND UNREALIZED GAIN	1,117,563
INCREASE IN NET ASSETS FROM OPERATIONS	$707,329

See Notes to Financial Statements.	16	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

June 30, 2012	41090 #	#	40724
	For the Year Ended June 30, 2012		For the Year Ended June 30, 2011
OPERATIONS
Net investment loss	$(410,234)		$(396,219)
Net realized gain	7,753,414		6,821,267
Net change in unrealized appreciation (depreciation)	(6,635,851)		35,251,826
Increase in Net Assets Resulting from Operations	707,329		41,676,874

CAPITAL SHARE TRANSACTIONS
Sale of shares	4,388,239		23,320,760
Redemption of shares	(13,863,839)		(30,947,880)
Decrease in Net Assets from Capital Share Transactions	(9,475,600)		(7,627,120)
Increase (Decrease) in Net Assets	(8,768,271)		34,049,754

NET ASSETS
Beginning of Year	157,654,582		123,604,828
End of Year (Including line (a))	$148,886,311		$157,654,582

SHARE TRANSACTIONS
Sale of shares	252,190		1,523,122
Redemption of shares	(812,727)		(2,036,042)
Decrease in Shares	(560,537)		(512,920)

(a) Accumulated net investment loss.	$(194,300)		$-

See Notes to Financial Statements.	17	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND FINANCIAL STATEMENTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended June 30,
	2012	2011	2010	2009	2008
NET ASSET VALUE, Beginning
of Year	$17.60	$13.05	$10.94	$16.20	$17.25
INVESTMENT OPERATIONS
Net investment loss (a)	(0.05)	(0.04)	(0.04)	(0.03)	(0.05)
Net realized and unrealized
gain (loss)	0.18	4.59	2.15	(4.96)	(0.76)
Total from Investment
Operations	0.13	4.55	2.11	(4.99)	(0.81)
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net realized gain	—	—	—	(0.27)	(0.24)
NET ASSET VALUE, End
of Year	$17.73	$17.60	$13.05	$10.94	$16.20
TOTAL RETURN	0.74%	34.87%	19.29%	(30.64)%	(4.88)%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Year (000's omitted)	$148,886	$157,655	$123,605	$117,391	$243,183
Ratios to Average Net Assets:
Net investment loss	(0.28)%	(0.27)%	(0.29)%	(0.25)%	(0.31)%
Net expense	1.10%	1.10%	1.10%	1.10%	1.15%
Gross expense (b)	1.29%	1.25%	1.27%	1.26%	1.19%
PORTFOLIO TURNOVER RATE	14%	21%	8%	16%	21%

(a)	Calculated based on average shares outstanding during each year.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	18	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2012

Dear Fellow Shareholders:

Performance

For the period July 1, 2011, through June 30, 2012, the DF Dent Midcap Growth Fund (the “Fund”) experienced a total return of  +3.20%, outperforming the total return of  -4.50% for the Russell Midcap Growth Index (the “Index”), which is the benchmark we have used for performance comparisons, by 7.70%.

Expense Ratio

Your Fund’s Adviser, D.F. Dent and Company, Inc. (the “Adviser”), has contractually agreed to maintain your Fund’s expense ratio through October 31, 2014, at a net 1.10% on the first $150 million of net assets and 0.90% on net assets exceeding $150 million, by reimbursing expenses and waiving a portion of management fees. Per the prospectus, the Fund’s total gross operating expense ratio is 3.84%.

Concentration

The Fund’s concentration in its top 10 holdings is as follows:

Top 10 Holdings	06/30/12
% of Fund	42.69%
Average Position Size of Top 10	4.3%

We believe that the current concentration in the top 10 positions is appropriate at its current level and has the potential to enhance long-term performance.

Management Ownership of Fund

Employees, their families, and the Adviser’s retirement plan owned over 36% of Fund as of June 30, 2012.  There were only management purchases and no management redemptions during the fiscal year ended June 30, 2012.

Commentary

Both scholars and professional investors generally agree that a stock’s value is the present value of its future cash flows. While not a cash flow yield, the earnings yield is a measure of the current earnings return from a dollar invested in a company. Thus, it may be compared to the current return from a dollar invested in a bond or Treasury note. The top panel of the charts below shows the earnings yield of the S&P 500 Index and the 10-year Treasury yield for the past 46 years. Not since the 1970s has earnings yield of stocks exceeded the 10-year Treasury yield by as much as today’s levels. The lower panel reveals the magnitude of these yield spreads.

19	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2012

We believe there are two reasons for these record yield spreads between stocks and Treasuries:

1.	Artificially ultra-low Treasury yields resulting from the Fed’s stimulative policies; and
2.
High stock earnings yields resulting from a “flight to safety” by investors who are frightened by events of the past few years and fearful of the domestic and international uncertainties of today’s world.

The question then becomes, “Is this the new normal, or do we return in time back to an environment where bond yields exceed stock yields?”  We would side with academic scholars and other professional investors and argue that the two reasons listed above are transitory, and that corporate earnings yields versus Treasury yields will revert back to their historical relationship in time.  Why?  Treasury yields are so low today that they can be justified only if we experience sustained deflation in the future.  This is highly unlikely given the monetary policies of major central banks.  With respect to the second reason listed above, we believe that the international worries of the past two years are already embedded in current low stock valuations, and that six months from now the uncertainties of the U.S. fiscal, political, and tax policies, if not completely resolved, will become “less uncertain.”  The stock market abhors uncertainty, and the removal of some uncertainty should be beneficial to equity markets.

20	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2012

Our strategy, as always, has been to invest in “best-in-class”* companies lead by strong management teams with documented track records of delivering results within growth markets.  Best-in-class may be determined by a number of  considerations such as leading market share, highest profitability, highest organic growth rate, consistency of operating results, highest return on invested capital, corporate culture and work ethic, shareholder friendly capital allocation, and most importantly overall management integrity.  We will continue to use this strategy in managing the Fund’s portfolio.

Attribution Analysis

The following bar chart presents the sector weightings of your Fund versus the sector weightings of the Russell Midcap Growth Index as of June 30, 2012:

Source: FactSet

Your Fund was most significantly over-weighted versus the benchmark Russell Midcap Growth Index benchmark in Information Technology, Industrials, Financials and Energy.  We continue to believe that technology companies offer attractive opportunities as they address improving productivity through efficiency and labor cost savings.  In Information Technology, your Fund’s overweighting detracted slightly from the fiscal year’s performance, while stock selection within the Information Technology sector was a significant positive contributor to performance.  The same happened with respect to the Energy sector but to a lesser extent.  The over-weightings in Industrials and Financials also contributed to performance.

21	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2012

Your fund was most significantly under-weighted versus the benchmark Russell Midcap Growth Index in Consumer Discretionary, Consumer Staples, Materials and Health Care. Your Fund’s under-weighting in Consumer Discretionary and Consumer Staples detracted from performance as the consumer sectors rallied during the fiscal year.  In the Materials and Health Care sectors, the under-weighting detracted from performance, but stock selection mitigated this effect, and these sectors actually contributed to relative performance versus the benchmark.

Five Best Contributors (Unaudited)
Investments	Realized and Unrealized Appreciation and Income in Fiscal Year 2012	Per Share As of 6/30/12
3D Systems Corp.	$59,294	$0.10
DealerTrak Holdings, Inc.	37,248	0.06
Concur Technologies, Inc.	30,950	0.05
Fastenal Co.	28,244	0.04
LKQ Corp.	13,789	0.02
	$169,525	$0.27

Five Worst Contributors (Unaudited)
Investments	Realized and Unrealized Loss and Income in Fiscal Year 2012	Per Share As of 6/30/12
Ultra Petroleum Corp.	$(22,014)	$(0.04)
Unit Corp.	(14,367)	(0.02)
Expeditors International of Washington, Inc.	(13,926)	(0.02)
II-VI, Inc.	(13,389)	(0.02)
American Public Education, Inc.	(4,662)	(0.01)
	$(68,358)	$(0.11)

22	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2012

DF DENT MIDCAP GROWTH FUND
FIVE LARGEST EQUITY HOLDINGS (UNAUDITED)
JUNE 30, 2012

Shares	Security	Total Cost	Market Value	Percent of Net Assets of the Fund
8,954	Fastenal Co.	$336,672	$360,936	5.62%
3,670	IDEXX Laboratories, Inc.	310,630	352,797	5.49
5,335	ANSYS, Inc.	317,360	336,692	5.24
6,750	Trimble Navigation, Ltd.	296,451	310,568	4.83
4,144	T. Rowe Price Group, Inc.	237,859	260,906	4.06
		$1,498,972	$1,621,899	25.24%%

As always, we acknowledge the responsibility you have conveyed by entrusting your investment to the DF Dent Midcap Growth Fund and will work diligently on your behalf.

Respectively Submitted,

Thomas F. O'Neil, Jr.                         Matthew F. Dent

Gary D. Mitchell                            Bruce L. Kennedy

* The determination of “best-in-class” is solely the opinion of the Fund’s Adviser, and such opinion is subject to change. Those companies that hold leading market share positions, strong growth potential, historically good profitability, and management teams known for integrity and good corporate governance are generally considered to be “best in class.”

23	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2012

IMPORTANT INFORMATION:

Investing involves risks, including the possible loss of principal. The Fund invests in small- and medium- size companies, which carry greater risk than is customarily associated with larger, more established companies. With non-diversification risk, the Fund will typically invest in securities of fewer issuers, which exposes the Fund to greater market risk. Investing in ADRs (American Depositary Receipt) carries risks of political and financial instability, less liquidity and greater volatility, as well as risks associated with the lack of reliable accounting and financial information. The Fund is also subject to other risks, such as Real Estate Investment Trust (REIT) risk with possible real estate market declines, which are detailed in the Fund’s prospectus.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held stocks. One cannot invest directly in an index.

The views in this report contained herein were those of the Fund’s Adviser as of June 30, 2012, and may not reflect the Adviser’s views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of the report date. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in the Fund, they do not constitute investment or tax advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

24	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) JUNE 30, 2012

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the DF Dent Midcap Growth Fund (the “Fund”) compared with the performance of the benchmark, the Russell Midcap Growth Index ("Russell Midcap Growth"), since inception. The Russell Midcap Growth measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The total return of the Russell Midcap Growth includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Russell Midcap Growth does not include expenses. The Fund is professionally managed while the Russell Midcap Growth is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 3.84%. However, the Fund’s adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses to 1.10% on the first $150 million in net assets and 0.90% on net assets exceeding $150 million, through October 31, 2014. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed within 60 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Comparison of Change in Value of a $10,000 Investment
DF Dent Midcap Growth Fund vs. Russell Midcap Growth Index

Total Returns	Since Inception
Period Ended June 30, 2012	07/01/11
DF Dent Midcap Growth Fund	3.20%
Russell Midcap Growth Index	-4.50%

25	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND SCHEDULE OF INVESTMENTS JUNE 30, 2012

Shares	Security	Value	Shares	Security	Value
	Description			Description
Common Stock - 99.3%			Insurance - 3.6%
Business Services - 12.2%			310	Markel Corp. (a)	$136,927
2,735	Ecolab, Inc.	$187,430	1,250	RenaissanceRe Holdings, Ltd.	95,013
6,117	Expeditors International of Washington, Inc.	237,034			231,940
5,250	Healthcare Services Group, Inc.	101,745	Life Sciences - 7.4%
10,620	NIC, Inc.	134,874	3,670	IDEXX Laboratories, Inc. (a)	352,797
1,335	Stericycle, Inc. (a)	122,379	1,620	Techne Corp.	120,204
		783,462			473,001
Communications Equipment - 2.5%			Machinery - 6.3%
5,335	ADTRAN, Inc.	161,064	6,555	3D Systems Corp. (a)	223,788
			3,405	Gardner Denver, Inc.	180,158
Distribution and Industrial Supplies - 8.4%					403,946
8,954	Fastenal Co.	360,936	Medical Products - 3.1%
5,335	LKQ Corp. (a)	178,189	6,315	ResMed, Inc. (a)	197,028
		539,125
Educational Services - 5.3%			Software - 14.7%
4,875	American Public Education, Inc. (a)	156,000	5,335	ANSYS, Inc. (a)	336,692
7,865	K12, Inc. (a)	183,254	2,360	Concur Technologies, Inc. (a)	160,716
		339,254	1,620	CoStar Group, Inc. (a)	131,544
Electronics - 4.8%			6,732	DealerTrack Holdings, Inc. (a)	202,701
6,750	Trimble Navigation, Ltd. (a)	310,568	4,815	RealPage, Inc. (a)	111,515
					943,168
Energy Equipment and Services - 2.2%			Wireless Telecommunication Services - 2.7%
1,227	Core Laboratories NV	142,209	2,495	American Tower Corp. REIT	174,425

Energy Sources - 7.9%			Total Common Stock
2,230	Concho Resources, Inc. (a)	189,817	(Cost $5,986,759)		6,375,413
3,277	Range Resources Corp.	202,748	Total Investments - 99.3%
4,895	Ultra Petroleum Corp. (a)	112,928	(Cost $5,986,759)*		$6,375,413
		505,493	Other Assets & Liabilities, Net – 0.7%		48,041
Financial Services - 8.6%			Net Assets – 100.0%		$6,423,454
6,120	Financial Engines, Inc. (a)	131,274
8,173	SEI Investments Co.	162,561	REIT	Real Estate Investment Trust
4,144	T. Rowe Price Group, Inc.	260,906	(a)	Non-income producing security.
		554,741
Industrial Applications - 6.7%
6,782	II-VI, Inc. (a)	113,056
1,835	Polypore International, Inc. (a)	74,116
2,470	Roper Industries, Inc.	243,492
		430,664
Infrastructure - 2.9%
4,895	Jacobs Engineering Group, Inc. (a)	185,325

See Notes to Financial Statements.	26	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND SCHEDULE OF INVESTMENTS JUNE 30, 2012

* Cost for federal income tax purposes is $5,992,339 and net unrealized appreciation consists of:		PORTFOLIO HOLDINGS
		% of Net Assets
		Business Services	12.2%
Gross Unrealized Appreciation	$525,066	Communications Equipment	2.5%
Gross Unrealized Depreciation	(141,992)	Distribution and Industrial Supplies	8.4%
Net Unrealized Appreciation	$383,074	Educational Services	5.3%
		Electronics	4.8%
The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012.		Energy Equipment and Services	2.2%
		Energy Sources	7.9%
		Financial Services	8.6%
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.		Industrial Applications	6.7%
		Infrastructure	2.9%
		Insurance	3.6%
		Life Sciences	7.4%
		Machinery	6.3%
		Medical Products	3.1%
	Investments in Securities	Software	14.7%
Valuation Inputs		Wireless Telecommunication Services	2.7%
Level 1 - Quoted Prices	$6,375,413	Other Assets & Liabilities, Net	0.7%
Level 2 - Other Significant Observable Inputs	-		100.0%
Level 3 - Significant Unobservable Inputs	-
Total	$6,375,413

The Level 1 inputs displayed in this table are Common Stock. Refer to the Schedule of Investments for a further breakout of each security by type.
There were no significant transfers between Level 1 and Level 2 for the year ended June 30, 2012.

See Notes to Financial Statements.	27	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2012

ASSETS
Total investments, at value (Cost $5,986,759)	$6,375,413
Cash	23,285
Receivables:
Fund shares sold	30,000
Investment securities sold	97,166
Dividends and interest	1,273
Adviser	From investment adviser	9,533
Prepaid expenses	2,232
Total Assets	6,538,902

LIABILITIES
Payables:
Investment securities purchased	97,374
Accrued Liabilities:
Fund services fees	1,110
Other expenses	16,964
Total Liabilities	115,448

NET ASSETS	$6,423,454

COMPONENTS OF NET ASSETS
Paid-in capital	$6,047,668
Accumulated net investment loss	(7,288)
Accumulated net realized loss	(5,580)
Net unrealized appreciation	388,654
NET ASSETS	$6,423,454
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	622,566
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$10.32
*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	28	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND STATEMENT OF OPERATIONS PERIOD ENDED JUNE 30, 2012*

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $49)	$10,823
Interest income	139
Total Investment Income	10,962
Adviser
EXPENSES
Investment adviser fees	19,934
Fund services fees	9,863
Custodian fees	5,000
Registration fees	756
Professional fees	22,362
Trustees' fees and expenses	58
Reports to shareholders	5,505
Miscellaneous expenses	5,256
Total Expenses	68,734
Fees waived and expenses reimbursed	(46,805)
Net Expenses	21,929

NET INVESTMENT LOSS	(10,967)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments	(1,943)
Net change in unrealized appreciation (depreciation) on investments	388,654
NET REALIZED AND UNREALIZED GAIN	386,711
INCREASE IN NET ASSETS FROM OPERATIONS	$375,744

* Commencement of operations was July 1, 2011.

See Notes to Financial Statements.	29	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND STATEMENT OF CHANGES IN NET ASSETS

June 30, 2012	#	41090 #	#
		July 1, 2011* through June 30, 2012
OPERATIONS
Net investment loss		$(10,967)
Net realized loss		(1,943)
Net change in unrealized appreciation (depreciation)		388,654
Increase in Net Assets Resulting from Operations		375,744

CAPITAL SHARE TRANSACTIONS
Sale of shares		6,053,750
Redemption of shares		(6,040)
Increase in Net Assets from Capital Share Transactions		6,047,710
Increase in Net Assets		6,423,454

NET ASSETS
Beginning of Period		-
End of Period (Including line (a))		$6,423,454

SHARE TRANSACTIONS
Sale of shares		623,167
Redemption of shares		(601)
Increase in Shares		622,566

(a) Accumulated net investment loss.		$(7,288)
* Commencement of operations.

See Notes to Financial Statements.	30	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.
	July 1, 2011 (a) through June 30, 2012
NET ASSET VALUE, Beginning of Period	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.05)
Net realized and unrealized gain	0.37
Total from Investment Operations	0.32
NET ASSET VALUE, End of Period	$10.32
TOTAL RETURN	3.20	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$6,423
Ratios to Average Net Assets:
Net investment loss	(0.55	)%(d)
Net expense	1.10	%(d)
Gross expense (e)	3.45	%(d)
PORTFOLIO TURNOVER RATE	24	%(c)

(a)		Commencement of operations.
(b)		Calculated based on average shares outstanding during the period.
(c)		Not annualized.
(d)		Annualized.
(e)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	31	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2012

Note 1. Organization

The DF Dent Premier Growth Fund and DF Dent Midcap Growth Fund (individually, a “Fund” and, collectively the “Funds”) are diversified and non-diversified portfolios of Forum Funds (the “Trust”), respectively. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. The DF Dent Premier Growth Fund and the DF Dent Midcap Growth Fund commenced operations on July 16, 2001 and July 1, 2011, respectively. The Funds seek long-term capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

32	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2012

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of June 30, 2012, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of June 30, 2012, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems shares of the DF Dent Midcap Growth Fund within 60 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that

33	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2012

provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – D.F. Dent and Company, Inc. (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from each Fund at an annual rate of 1.00% of each Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Funds for its distribution services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). In addition, for the year ended March 31, 2012, the Chairman received a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The stipend was discontinued April 1, 2012. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Fees Waived

The Adviser has contractually agreed to reduce a portion of its fee and reimburse certain expenses through October 31, 2014, to the extent that annual operating expenses exceed 1.10% on the first $150 million of net assets and to the extent that annual operating expenses exceed 0.90% on net assets exceeding $150 million of each Fund. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the year ended June 30, 2012, fees waived were as follows:

34	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2012

	Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
DF Dent Premier Growth Fund	$240,847	$-	$43,801	$284,648
DF Dent Midcap Growth Fund	19,759	26,452	594	46,805

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended June 30, 2012, were as follows:

	Purchases	Sales
DF Dent Premier Growth Fund	$20,063,783	$29,998,494
DF Dent Midcap Growth Fund	6,528,701	539,999

Note 6. Federal Income Tax and Investment Transactions

As of June 30, 2012, distributable earnings (accumulated loss) on a tax basis were as follows:

Capital and Other Losses	Unrealized Appreciation	Total
DF Dent Premier Growth Fund	$(39,594,879)	$32,443,150	$(7,151,729)
DF Dent Midcap Growth Fund	(7,288)	383,074	375,786

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

For tax purposes, the current deferred late year ordinary loss was $194,300 and $7,288 (realized during the period November 1, 2011 through June 30, 2012) for DF Dent Premier Growth Fund and DF Dent Midcap Growth Fund, respectively. These losses will be recognized for tax purposes on the first business day of each Fund’s next fiscal year, July 1, 2012.

As of June 30, 2012, the DF Dent Premier Growth Fund had capital loss carryforwards to offset future capital gains of $9,922,473 and $29,478,106, expiring in 2017 and 2018, respectively.

On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended June 30, 2012. The following reclassifications were the result of net operating losses and non-deductible offering costs and have no impact on the net assets of each Fund.

35	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2012

Accumulated Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Paid-in-Capital
DF Dent Premier Growth Fund	$215,934	$-	$(215,934)
DF Dent Midcap Growth Fund	3,679	(3,637)	(42)

Note 7. Recent Accounting Pronouncements

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on each Fund’s financial statements.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

36	DF DENT GROWTH FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and the Shareholders of
DF Dent Premier Growth Fund and DF Dent Midcap Growth Fund

We have audited the accompanying statements of assets and liabilities of the DF Dent Premier Growth Fund and DF Dent Midcap Growth Fund, each a series of shares of beneficial interest in the Forum Funds, including the schedules of investments, as of June 30, 2012, and the related statements of operations for the year then ended and for the period July 1, 2011(Commencement of Operations for DF Dent Midcap Growth Fund) through June 30, 2012, and the statements of changes in net assets for each of the years or period in the two year period then ended and the financial highlights for each of the years or period in the four year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights of DF Dent Premier Growth Fund for the year ended June 30, 2008 were audited by other auditors whose report dated August 25, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2012 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the DF Dent Premier Growth Fund and DF Dent Midcap Growth Fund as of June 30, 2012, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or period in the two year period then ended and their financial highlights for each of the years or period in the four year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
August 24, 2012

37	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2012

Investment Advisory Agreement Approval

At the June 15, 2012 Board meeting, the Board, including the Independent Trustees, considered the continuation of the investment advisory agreement pertaining to the DF Dent Premier Growth Fund and the DF Dent Midcap Growth Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Funds, the Board reviewed materials furnished by the Adviser and Atlantic, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Funds by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser  with respect to its relationship with the Funds; (3) the advisory fee and the total expense ratio of the Funds compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee would enable each Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser  from its relationship with the Funds.  In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors.  In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

Based on a presentation from senior representatives of the Adviser and a discussion of the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement between the Trust and the Adviser. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for the Funds’ investments as well as the investment philosophy and decision-making processes of those professionals and the capability and integrity of the Adviser’s senior management and staff. The Board considered the adequacy of the Adviser’s resources and quality of services provided by the Adviser under the Advisory Agreement between the Trust and the Adviser.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Funds. In this regard, the Board considered the Adviser’s resources devoted to each of the Funds as well as the Adviser’s discussion of costs and profitability. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Funds were reasonable in the context of all factors considered.

Performance

The Board reviewed performance of the DF Dent Premier Growth Fund and the Adviser’s discussion of its investment philosophy. The Board noted that the DF Dent Premier Growth Fund underperformed its benchmark for the 1-year period but outperformed it for the 5-year and since inception periods. The Board also noted that the DF Dent Midcap Growth Fund outperformed its benchmark for the six months and since inception period

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DF DENT GROWTH FUNDS ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2012

noting the DF Dent Midcap Growth Fund commenced operations on July 1, 2011. The Board concluded that the Funds’ performance was reasonable relative to their benchmarks and that each Fund and their shareholders could benefit from the Adviser’s management of each Fund.

Compensation

The Board considered the Adviser’s compensation for providing advisory services to each Fund and analyzed comparative information on fee rates and total expenses of similar mutual funds. The Board noted that the Adviser’s actual advisory fee rate for the DF Dent Premier Growth Fund was above the median fee of that Fund’s Lipper Inc. peer group and that the Adviser’s actual advisory fee rate for the DF Dent Midcap Growth Fund was the lowest of that Fund’s Lipper Inc. peer group. The Board also noted that the DF Dent Premier Growth Fund’s actual total expense ratio was higher than the median fee of that Fund’s peer group and that the DF Dent Midcap Growth Fund’s actual total expense ratio was lower than the median of its peer group. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to the Funds appeared to be within a reasonable range in light of the services it provides to each of the Funds.

Economies of Scale

The Board considered whether the Funds would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Funds could benefit from economies of scale as assets grow, and that the Adviser has contractually agreed to reduce the total expenses through October 31, 2014, to 1.10% for each Fund on assets up to $150 million and down to 0.90% for each Fund on assets exceeding $150 million.

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Funds other than soft-dollar research benefits. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

39	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2012

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (866) 233-3368 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 233-3368 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2012, through June 30, 2012.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in

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DF DENT GROWTH FUNDS ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2012

comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	January 1, 2012	June 30, 2012	Period*	Ratio*
DF Dent Premier Growth Fund
Actual	$1,000.00	$1,057.24	$5.58	1.09%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.44	$5.47	1.09%
DF Dent Midcap Growth Fund
Actual	$1,000.00	$1,073.88	$5.67	1.10%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.39	$5.52	1.10%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 to reflect the half-year period.

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Each Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) 233-3368.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.	21	0
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University since 2006.	21	0

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DF DENT GROWTH FUNDS ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2012

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees – continued James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	21	0
David Tucker Born: 1958	Trustee	Since 2011	Director, Blue Sky Experience since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	21	0
Interested Trustee
John Y. Keffer1 Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	21	Director, Wintergreen Fund, Inc.; Director, Forum ETF Trust
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services 2007.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007-2009; Associate Counsel, Investors Bank & Trust Co. 2006-2007.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2005-2008.	N/A	N/A
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup 2006-2008.	N/A	N/A
1Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

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TABLE OF CONTENTS

A Message to Our Shareholders	1
Performance Charts and Analysis (Unaudited)	7
Schedules of Investments	9
Statements of Assets and Liabilities	13
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	22
Additional Information (Unaudited)	23

GOLDEN FUNDS A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2012

Dear Shareholder,

We are pleased to present the annual report for the Golden Large Cap Core Fund and the Golden Small Cap Core Fund (the “Funds”) for the period of July 1, 2011 through June 30, 2012.

Market Review

Third Quarter of 2011

During the third quarter of 2011, the U.S. equity markets experienced their worst decline since the fourth quarter of 2008. Not only was the magnitude of the decline difficult to bear, but the level of daily volatility was also extreme as the S&P 500® Index (“S&P 500”) experienced 18 days in which it moved higher or lower by at least 2 percent.

The volatility was understandable given the negative news over the course of the quarter. July started out with generally weak data on manufacturing, employment, and retail sales. As the month progressed, it became clear that the politicians in Washington, DC were going to make the debate over whether to increase the statutory debt limit an exercise in brinksmanship. As a result, investors increasingly began to fear a government shutdown and a potential default on U.S. government debt. All the while, European sovereign debt concerns continued to simmer in the background. At the eleventh hour, Congress increased the debt ceiling and agreed to a meager deficit reduction package that “kicked the can down the road” slightly, but the package generally abdicated the duty of the entire Congress by delegating the task of enumerating the specific budget cuts to a new super-committee of 12 congressmen and senators. In response, Standard and Poors downgraded the rating of U.S. government debt from AAA to AA+, and the stock market subsequently cratered. Investor confidence and consumer confidence was shattered and the heightened level of uncertainty about the future increased the expectations for another recession and the possibility of another financial crisis emanating out of Europe.

Fourth Quarter of 2011

The U.S. equity markets finished 2011 with a strong quarter. The Russell 1000® Index (“Russell 1000”) returned 11.8% in the fourth quarter, bringing its 2011 return into positive territory at 1.5%. The Russell 2000® Index (“Russell 2000”) returned 15.5% in the quarter, but this did not make up for losses earlier in the year as it finished 2011 down -4.2%. The markets experienced the reversal of several trends from earlier in the year; specifically, smaller capitalization stocks outperformed their larger peers, while higher beta stocks outperformed lower beta stocks during the fourth quarter.

As noted above, equity markets were overwhelmed with a sense of negativity that led to significant declines in the third quarter. However, in October, U.S. economic data began to show signs of stabilization, and the markets rallied from the previous quarter’s declines. Some indices for manufacturing and servicing activity showed slight improvements while others continued to disappoint; employment reports continued to show net job additions, though the unemployment rate was unchanged; new home sales provided some encouragement; and the initial third quarter gross domestic product (“GDP”) estimate came in at 2.5% (it was

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GOLDEN FUNDS A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2012

later revised to 2.0%). Through most of November, a pessimistic tone once again pervaded the markets, and fears took hold that the European sovereign debt crisis could escalate and drag down the U.S. recovery. Despite the negative mood, economic data continued to show signs of stabilization, including a rise in consumer confidence and a decline in the unemployment rate to 8.6%. The markets dipped in mid-December, but finished the month slightly higher than they began.

First Quarter of 2012

The U.S. equity markets started 2012 with a strong quarter as they extended the rally that began in the fourth quarter of 2011. The Russell 1000 benchmark for large cap stocks returned 12.90% while the Russell 2000 benchmark for small cap stocks returned 12.44% in the quarter. On March 26, the S&P 500 closed at its highest level since May of 2008.

Investors exhibited a desire to take on more risk as evidenced by the selloff in U.S. government bonds and the strong rally in areas of the market generally considered to be riskier. Treasuries had their worst quarter since the fourth quarter of 2010 with 10-year note yields climbing 0.34 percentage points from the end of 2011 to yield 2.22%. Meanwhile, the Nasdaq Composite Index surged 18.7% during the quarter (its best start to a year since 1991) and the MSCI Emerging Markets Index (MXEF) rose 13.65% (its best first quarter since 1992).

Over the course of the quarter, U.S. economic data continued to indicate an economy that is growing, although at a tepid pace. Positives included a fourth quarter GDP estimate of 3.0%, continued net job additions, an unemployment rate that fell to 8.3%, generally benign inflation measures, and mostly expansionary readings from indices for manufacturing and servicing activity. However, some of those indices fell short of economists’ consensus expectations; most measures of the real estate market continued to be weak; the trade deficit increased due to slower exports and faster imports; and gasoline prices rose. Central banks around the world took actions to provide liquidity to their markets to support further growth and reduce risks in their markets. In the U.S., the Federal Reserve Bank (“Fed”) communicated plans to maintain exceptionally low rates until late 2014, and Chairman Bernanke was very visible during the quarter, reminding investors that the Fed is committed to “continued accommodative policies.” Among other central banks, the Bank of Japan revealed plans to expand its asset-purchase program and said it will target 1 percent inflation “for the time being;” the Bank of England announced plans to enlarge its asset-purchase program; and the European Central Bank awarded a second round of three-year loans to European banks to ease financial conditions in Europe. Even the People’s Bank of China took an expansionary policy stance as it cut its reserve requirement ratio for banks. The stock market shook off the general economic malaise and, instead, was encouraged by the actions of central banks around the world.

Second Quarter of 2012

The U.S. equity markets moved lower over the course of the second quarter as the economy showed signs of weakening and the European debt crisis continued to weigh on the markets. The Russell 1000 returned -3.12% while the Russell 2000 returned -3.47% in the quarter.

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GOLDEN FUNDS A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2012

Over the course of the quarter, much of the reported U.S. economic data fell short of economists’ expectations with the overall tone of the data indicating slow growth of the economy. The disappointing data included: first quarter GDP of 1.9%, measures of manufacturing and services that were generally at levels only slightly above the levels indicating expansion, jobs reports that showed a very slow pace of jobs growth, an unemployment rate hovering around 8.2%, and measures showing low levels of consumer confidence. Some bright spots in the data included generally benign inflation measures (as a result of falling energy prices) and somewhat surprising strength in the housing market.

There were a number of significant developments during the quarter on the monetary, fiscal, and political fronts. In the U.S., the Fed announced an extension to its “Operation Twist” program to extend the duration of its U.S. Treasury holdings. We view this as a nod from the Fed that it is prepared to provide additional stimulus should the economy falter. Also in the U.S., the Supreme Court ruled to uphold the key provisions of the Affordable Care Act signed into law by President Obama in 2010. This legislation has implications for the entire U.S. economy that will impact markets as the law is implemented over time. In Europe, a summit held by European leaders produced an agreement to create a single Eurozone banking supervisor and to use the European Stability Mechanism (ESM) rescue fund to directly assist troubled banks. This has generally been viewed as an important step in breaking the troubled relationships between struggling sovereigns and their struggling banks. Also, in Greece, the parliamentary elections resulted in a victory for the “pro-bailout” moderates, reducing fears of an immediate Greek exit from the Eurozone.

Golden Large Cap Core Fund

The Fund seeks to achieve long-term capital appreciation by investing in large capitalization domestic equities. The goal of the Fund is to construct an actively managed portfolio of fundamentally sound large-cap companies that we believe exhibit the likelihood of meeting or exceeding analysts’ earnings expectations.

For the one-year period ending June 30, 2012, the Fund delivered a total return of 4.44%. The Fund’s return trailed the 5.45% total return of the S&P 500, the Fund’s benchmark index, for the same period. The market was very volatile during the period. The mid single digit benchmark return masks the much larger swings in quarterly returns ranging from -13.9% in the third quarter of 2011 to +12.6% in the first quarter of 2012.

The Fund’s best source of advantage relative to the S&P 500 came from the Consumer Discretionary sector. Stock selection within this group was particularly strong, led by advances in Foot Locker (FL), Home Depot (HD), and Ross Stores (ROST). Each of these companies delivered financial results that exceeded both management and investor expectations. Given the uncertain economic and employment environment, our retail holdings in the Fund were selected to benefit from the continued trend for consumer spending on athletic apparel (Foot Locker), home improvement spending rather than new construction (Home Depot), and consumers trading down to discount clothing stores (Ross Stores).

The Energy and Health Care sectors were the primary sources of relative underperformance during the period. Within the S&P 500, Energy was the worst performing sector over the past year. The Fund lost ground to the S&P 500 due to its overweight exposure to this underperforming group. Crude oil prices remained stubbornly high for some time, but they have fallen recently due, in part, to the weak economy and reduced

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GOLDEN FUNDS A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2012

demand for energy products. Notable underperformers included Halliburton (HAL) and Denbury Resources (DNR). Within the Health Care sector, the Fund’s overweight exposure to health care equipment and services stocks detracted value relative to the S&P 500 as that industry group underperformed the overall sector during the period. Stock selection among pharmaceutical, biotechnology and life sciences stocks also detracted value. Agilent Technologies (A) and Forest Laboratories (FRX) were notable underperformers.

Golden Small Cap Core Fund

The Fund seeks to achieve maximum long-term total return by investing in small capitalization domestic equities. The goal of the Fund is to construct an actively managed portfolio of fundamentally sound small-cap companies that we believe exhibit the likelihood of meeting or exceeding analysts’ earnings expectations.

For the one-year period ending June 30, 2012, the Fund generated a total return of -4.14%. This return trailed the -2.08% total return of the Russell 2000, the Fund’s benchmark index, for the same period.

Stock selection added value for the Fund in six out of ten economic sectors. The best relative results came from the Energy, Consumer Discretionary, Industrials, and Technology sectors. Relative weakness was found in Materials, Financials, and Consumer Staples. Another impact on overall performance can be seen in a comparison of Russell 2000 and S&P 500 returns, which provide an indication that investing in smaller companies yielded weak relative performance when compared to returns from larger capitalization companies over the period.

The Fund’s Energy sector offered the best performance relative to the Russell 2000 sector return during the period. Two of the portfolio’s best performers were Western Refining (WNR) and CVR Energy (CVI). Western Refining benefitted from improving margins due to lower crude prices, and CVR Energy became a target of Carl Icahn, who sought a majority stake in the company. We also experienced weak results from some companies, including Oil States International (OIS), Cloud Peak Energy (CLD), and Stone Energy (SGY). While the sector was the source of the strongest stock selection in the Fund, its overweight position detracted from relative results as the sector was the worst performer in the Russell 2000.

The Fund’s holdings within the Consumer Discretionary sector included several strong performers such as Sally Beauty Holdings (SBH), Service Corp. International (SCI), Coinstar (CSTR), and Aeropostale (ARO). There were also a few companies that saw their share prices decline due to weakening fundamentals. These companies included Ruby Tuesday (RT), Standard Motor Products (SMP), and Tupperware Brands (TUP).

The Fund’s Industrials sector return was essentially flat while the Russell 2000 saw a nearly 5% decline within the sector.  An overweight exposure to this sector detracted modestly from the Fund’s relative results, though stock selection, particularly among transportation companies, added value. Old Dominion Freight Line (ODFL) and Saia, Inc. (SAIA) delivered solid returns as shipping trends that favored less-than-truckload service providers played to the strengths of these two companies. Within the Capital Goods industry, EnerSys (ENS), Chart Industries (GTLS), and Cubic Corp (CUB), all had strong financial results and their shares

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GOLDEN FUNDS A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2012

reacted positively. We did, however, see declines in the shares of companies, including Crane (CR), MasTec, Inc. (MTZ), and Robbins & Meyers (RBN).

The Technology sector was an underperforming sector within the Russell 2000 over the period and finished with a return in negative territory. Exposure to the sector had little impact on relative performance, and the Fund concluded the year with an underweight position. Stock selection decisions added value overall, with most of the benefit coming from the Semiconductor and Semiconductor Equipment industry group. The Fund’s best performer in the sector for the year was Cirrus Logic (CRUS). Cirrus boasted strong performance driven by order demand and made positive comments about expected strong demand later in the year. The source for this demand could be the highly anticipated iPhone 5 launch since Apple (AAPL) uses Cirrus circuitry. Two sources of weakness in the sector for the Fund were Power-One (PWER) and InterDigital (IDCC). Power-One announced a negative earnings surprise, and InterDigital concluded its strategic alternatives review process without resulting in an offer for the whole company as many investors had come to expect.

Performance within Financials detracted in terms of both stock selection and sector positioning. The Fund was underweight for the period, which detracted from performance, and stock selection also contributed to the shortfall. Although the Fund maintained an underweight exposure to banks, its lone holding in the group, Ocwen Financial (OCN), performed exceptionally well for the period. The Fund’s insurance holdings performed fairly well, but they did not match the relatively strong returns for the group within the Russell 2000. While ProAssurance (PRA) and American Financial Group (AFG) posted solid gains, they were offset by weakness in companies including FBL Financial (FBL), Meadowbrook Insurance Group, and StanCorp Financial (SFG). The biggest drag came from the Real Estate and Diversified Financials industry groups, as Ashford Hospitality Trust (AHT) and EZCorp (EZPW) experienced significant declines.

Within the Health Care sector, MModal (MODL), which provides medical transcription software technology to hospitals and physician practices, delivered the best performance within the group due to solid earnings fundamentals. Other strong performers included Cyberonics (CYBX) and HealthSpring (HS). One holding, Kindred Healthcare (KND), was hit hard after news came out that Medicare would make a sizeable cut to nursing home payments in 2012.

The Materials sector was especially challenging during the year and contributed most to negative stock selection results. We had moved to an overweight position earlier in the year in anticipation of a pickup in inflation in order to increase exposure to commodity-related companies that would benefit from rising prices. In hindsight, we may have been a bit early on that call, as companies including Silver Standard Resources (SSRI), Coeur d’Alene Mines (CDE), Materion Corp (MTRN), and Rock-Tenn Co. (RKT) all experienced sharp declines.

Market Outlook

As the third quarter begins, investors are breathing a sigh of relief based on the monetary policy actions of global central banks and statements by Eurozone political leaders aimed at addressing the weaknesses in the European banking system.

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GOLDEN FUNDS A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2012

Clearly, the global economy is showing signs of weakness and there are a number of large and potentially catastrophic risks that must be avoided. Among the greatest risks are: the potential for financial contagion in the global banking system; the impending “fiscal cliff” in the U.S. at the beginning of 2013; and a “hard landing” in China’s economy. These are all well known risks, and monetary and political authorities are taking steps to avoid or mitigate the negative impacts should any of these risks materialize. Central banks are providing considerable monetary stimulus. In the U.S., the Fed has extended its “Operation Twist,” and we are experiencing negative real interest rates (10 year Treasury yields are lower than the core inflation rate). In the U.K., the Bank of England is actively engaged in a program of quantitative easing. In China, the authorities have implemented a series of cuts to the reserve requirement ratio for banks as well as policy rate cuts. In Europe, the European Central Bank has recently implemented long term lending operations; policy rate cuts; and easing of collateral requirements to relieve stress in the bank funding and sovereign debt markets. Additionally, the European Union is taking steps to contain financial system contagion from potential defaults or restructurings of sovereign debt and from the potential for countries to exit the Euro currency.

Despite this difficult environment, the U.S. economy has remained remarkably resilient. Although it is weak, it is still growing. While both investor sentiment and consumer confidence have been weak, the recent pullback in energy prices and the nascent strength in the housing market may provide a foundation for improvement.  The heightened level of uncertainty has kept U.S. equities relatively inexpensive as measured by valuation multiples compared to historical averages. Equities also appear inexpensive relative to fixed income investments as measured by relative yields (e.g. equity dividend yields or earnings yields versus 10 year U.S. Treasury note yields). Additionally, analysts have recently been lowering their estimates of future profits for U.S. corporations, and they may have lowered the bar far enough that we could be set up for positive surprises.

We value and appreciate our relationship with the Funds and thank you for your support.

Sincerely,

Greg W. Golden, CFA                                                                                     Jeff C. Moser, CFA

The views expressed in this report are those of the Funds’ managers as of June 30, 2012, and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice. Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies.

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GOLDEN LARGE CAP CORE FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) JUNE 30, 2012

The following chart reflects the change in the value of a hypothetical $10,000 investment in Institutional Shares, including reinvested dividends and distributions, in the Golden Large Cap Core Fund (the “Fund”) compared with the performance of the benchmark, the S&P 500 Index (S&P 500"), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 206-8610. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Institutional Shares is 0.70%. The Fund's adviser has agreed to contractually reduce a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 0.70% for Institutional Shares, through at least October 31, 2012. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

7

GOLDEN SMALL CAP CORE FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) JUNE 30, 2012

The following chart reflects the change in the value of a hypothetical $10,000 investment in Institutional Shares, including reinvested dividends and distributions, in the Golden Small Cap Core Fund (the “Fund”) compared with the performance of the primary benchmark, the Russell 2000 Index ("Russell 2000"), and the secondary benchmark, the S&P 600 Index ("S&P 600"), since inception. The Russell 2000, is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market. The S&P 600 is designed to be an accurate measure of the performance of small companies, reflecting the risk and return characteristics of the broader smallcap universe. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 206-8610. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Institutional Shares is 1.10%. However, the Fund's adviser has agreed to contractually reduce a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 1.10% for Institutional Shares, through at least October 31, 2012. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

8

GOLDEN LARGE CAP CORE FUND SCHEDULE OF INVESTMENTS JUNE 30, 2012

Shares	Security	Value	Shares	Security	Value
	Description			Description
Common Stock - 98.9%			Materials - 3.5%
Consumer Discretionary - 12.8%			13,981	Rockwood Holdings, Inc.	$620,057
21,297	CBS Corp., Class B	$698,116	12,030	WR Grace & Co. (a)	606,914
27,805	Comcast Corp., Class A	888,926			1,226,971
22,751	Foot Locker, Inc.	695,725	Technology - 22.6%
21,374	GNC Holdings, Inc., Class A	837,861	5,935	Alliance Data Systems Corp. (a)	801,225
10,332	Ross Stores, Inc.	645,440	1,554	Apple, Inc. (a)	907,536
13,003	The Home Depot, Inc.	689,029	38,630	Cisco Systems, Inc.	663,277
		4,455,097	26,234	EMC Corp. (a)	672,377
Consumer Staples - 6.5%			15,353	IAC/InterActiveCorp	700,097
18,088	CVS Caremark Corp.	845,252	4,592	IBM Corp.	898,103
13,605	Herbalife, Ltd.	657,530	27,482	Intel Corp.	732,395
10,788	Wal-Mart Stores, Inc.	752,139	21,120	Microsoft Corp.	646,061
		2,254,921	22,581	Oracle Corp.	670,656
Energy - 12.5%			10,539	QUALCOMM, Inc.	586,812
7,086	Chevron Corp.	747,573	42,489	Symantec Corp. (a)	620,764
12,123	ConocoPhillips	677,433			7,899,303
37,044	Denbury Resources, Inc. (a)	559,735	Telecommunications - 2.2%
7,319	Exxon Mobil Corp.	626,287	17,643	Verizon Communications, Inc.	784,055
20,482	Halliburton Co.	581,484
8,144	National Oilwell Varco, Inc.	524,799	Utilities - 2.0%
7,558	Occidental Petroleum Corp.	648,250	30,242	Duke Energy Corp.	697,380
		4,365,561
Financials - 11.7%			Total Common Stock
10,261	ACE, Ltd.	760,648	(Cost $26,831,856)		34,505,667
49,116	Fifth Third Bancorp	658,154	Total Investments - 98.9%
18,918	JPMorgan Chase & Co.	675,940	(Cost $26,831,856)*		$34,505,667
22,503	MetLife, Inc.	694,218	Other Assets & Liabilities, Net – 1.1%		390,551
16,586	Raymond James Financial, Inc.	567,905	Net Assets – 100.0%		$34,896,218
22,725	U.S. Bancorp	730,836
		4,087,701
Health Care - 15.1%			(a)	Non-income producing security.
9,343	Amgen, Inc.	682,413
18,552	Bristol-Myers Squibb Co.	666,944	* Cost for federal income tax purposes is $26,908,063 and net unrealized appreciation consists of:
13,403	Cardinal Health, Inc.	562,926
9,413	Celgene Corp. (a)	603,938	Gross Unrealized Appreciation		$8,842,903
7,558	Johnson & Johnson	510,619	Gross Unrealized Depreciation		(1,245,299)
7,162	McKesson Corp.	671,438	Net Unrealized Appreciation		$7,597,604
15,306	Questcor Pharmaceuticals, Inc. (a)	814,891
12,784	UnitedHealth Group, Inc.	747,864
		5,261,033
Industrials - 10.0%
7,974	FedEx Corp.	730,498
34,050	General Electric Co.	709,602
15,668	Tyco International, Ltd.	828,054
8,755	United Technologies Corp.	661,265
10,282	WABCO Holdings, Inc. (a)	544,226
		3,473,645

See Notes to Financial Statements.	9

GOLDEN LARGE CAP CORE FUND SCHEDULE OF INVESTMENTS JUNE 30, 2012

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012.		PORTFOLIO HOLDINGS
		% of Net Assets
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.		Consumer Discretionary	12.8%
		Consumer Staples	6.5%
		Energy	12.5%
		Financials	11.7%
	Investments in Securities	Health Care	15.1%
Valuation Inputs		Industrials	10.0%
Level 1 - Quoted Prices	$34,505,667	Materials	3.5%
Level 2 - Other Significant Observable Inputs	-	Technology	22.6%
Level 3 - Significant Unobservable Inputs	-	Telecommunications	2.2%
Total	$34,505,667	Utilities	2.0%
		Other Assets & Liabilities, Net	1.1%
The Level 1 inputs displayed in this table are Common Stock. Refer to the Schedule of Investments for a further breakout of each security by type.			100.0%

There were no significant transfers between Level 1 and Level 2 for the year ended June 30, 2012.

See Notes to Financial Statements.	10

GOLDEN SMALL CAP CORE FUND SCHEDULE OF INVESTMENTS JUNE 30, 2012

Shares	Security	Value	Shares	Security	Value
	Description			Description
Common Stock - 98.3%
Consumer Discretionary - 15.0%			13,332	Applied Industrial Technologies, Inc.	$491,284
11,227	Big Lots, Inc. (a)	$457,949	10,884	Crane Co.	395,960
21,087	Bridgepoint Education, Inc. (a)	459,697	10,063	Cubic Corp.	483,829
8,257	Coinstar, Inc. (a)	566,926	19,563	Deluxe Corp.	487,901
9,765	Core-Mark Holding Co., Inc.	470,087	14,198	EMCOR Group, Inc.	394,988
41,165	Leapfrog Enterprises, Inc. (a)	422,353	17,080	EnerSys (a)	598,996
43,994	Service Corp. International	544,206	12,820	Old Dominion Freight Line, Inc. (a)	554,978
21,794	Standard Motor Products, Inc.	306,859	29,076	Orbital Sciences Corp. (a)	375,662
19,557	The Finish Line, Inc., Class A	408,937	32,356	Primoris Services Corp.	388,272
8,500	Tupperware Brands Corp.	465,460	9,100	Robbins & Myers, Inc.	380,562
		4,102,474	22,140	Saia, Inc. (a)	484,645
Consumer Staples - 1.4%					5,437,353
9,190	The Andersons, Inc.	392,045	Materials - 5.9%
			15,338	Buckeye Technologies, Inc.	436,980
Energy - 8.5%			29,560	Chemtura Corp. (a)	428,620
25,095	C&J Energy Services, Inc. (a)	464,258	17,250	Coeur d'Alene Mines Corp. (a)	302,910
20,389	Cloud Peak Energy, Inc. (a)	344,778	6,490	Schweitzer-Mauduit International, Inc.	442,228
18,914	CVR Energy, Inc. (a)	502,734			1,610,738
15,550	Stone Energy Corp. (a)	394,037	Technology - 15.0%
27,775	Western Refining, Inc.	618,549	31,606	Advanced Energy Industries, Inc. (a)	424,153
		2,324,356	8,151	Anixter International, Inc.	432,411
Financials - 19.2%			89,105	Brocade Communications Systems, Inc. (a)	439,288
14,324	American Financial Group, Inc.	561,931	6,999	CACI International, Inc., Class A (a)	385,085
14,943	FBL Financial Group, Inc., Class A	418,553	20,079	Cirrus Logic, Inc. (a)	599,960
29,696	Interactive Brokers Group, Inc., Class A	437,125	11,555	Diebold, Inc.	426,495
30,130	Manning & Napier, Inc.	428,750	13,646	j2 Global, Inc.	360,527
41,912	Meadowbrook Insurance Group, Inc.	368,407	21,205	QLogic Corp. (a)	290,296
30,759	Ocwen Financial Corp. (a)	577,654	33,676	Sanmina-SCI Corp. (a)	275,806
21,440	Omega Healthcare Investors, Inc. REIT	482,400	15,852	TIBCO Software, Inc. (a)	474,292
10,760	Post Properties, Inc. REIT	526,702			4,108,313
6,599	ProAssurance Corp.	587,905	Utilities - 1.6%
8,696	StanCorp Financial Group, Inc.	323,143	16,895	Portland General Electric Co.	450,421
8,414	World Acceptance Corp. (a)	553,641
		5,266,211	Total Common Stock
Health Care - 11.9%			(Cost $23,232,056)		26,961,212
6,634	Chemed Corp.	400,959	Total Investments - 98.3%
11,850	Cyberonics, Inc. (a)	532,539	(Cost $23,232,056)*		$26,961,212
5,868	Mednax, Inc. (a)	402,193	Other Assets & Liabilities, Net – 1.7%		465,513
42,986	MModal, Inc. (a)	557,958	Net Assets – 100.0%		$27,426,725
66,770	PDL BioPharma, Inc.	442,685
47,470	Select Medical Holdings Corp. (a)	479,922	REIT	Real Estate Investment Trust
29,116	Spectrum Pharmaceuticals, Inc. (a)	453,045	(a)	Non-income producing security.
		3,269,301
Industrials - 19.8%			* Cost for federal income tax purposes is $23,496,930 and net unrealized appreciation consists of:
4,449	Amerco, Inc.	400,276
			Gross Unrealized Appreciation		$4,463,561
			Gross Unrealized Depreciation		(999,279)
			Net Unrealized Appreciation		$3,464,282

See Notes to Financial Statements.	11

GOLDEN SMALL CAP CORE FUND SCHEDULE OF INVESTMENTS JUNE 30, 2012

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012.		PORTFOLIO HOLDINGS
		% of Net Assets
		Consumer Discretionary	15.0%
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.		Consumer Staples	1.4%
		Energy	8.5%
		Financials	19.2%
		Health Care	11.9%
		Industrials	19.8%
Valuation Inputs	Investments in Securities	Materials	5.9%
		Technology	15.0%
Level 1 - Quoted Prices	$26,961,212	Utilities	1.6%
Level 2 - Other Significant Observable Inputs	-	Other Assets & Liabilities, Net	1.7%
Level 3 - Significant Unobservable Inputs	-		100.0%
Total	$26,961,212

The Level 1 inputs displayed in this table are Common Stock. Refer to the Schedule of Investments for a further breakout of each security by type.
There were no significant transfers between Level 1 and Level 2 for the year ended June 30, 2012.

See Notes to Financial Statements.	12

GOLDEN FUNDS STATEMENTS OF ASSETS AND LIABILITIES JUNE 30, 2012

	GOLDEN LARGE CAP CORE FUND	GOLDEN SMALL CAP CORE FUND
ASSETS
Total investments, at value (Cost $26,831,856 and $23,232,056, respectively)	$34,505,667	$26,961,212
Cash	469,511	513,375
Receivables:
Fund shares sold	100,000	-
Dividends and interest	38,870	14,594
Total Assets	35,114,048	27,489,181

LIABILITIES
Payables:
Fund shares redeemed	199,858	40,052
Accrued Liabilities:
Investment adviser fees	17,955	22,391
Trustees’ fees and expenses	17	13
Total Liabilities	217,830	62,456

NET ASSETS	$34,896,218	$27,426,725

COMPONENTS OF NET ASSETS
Paid-in capital	$27,639,952	$83,848,499
Undistributed net investment income	279,121	-
Accumulated net realized loss	(696,666)	(60,150,930)
Net unrealized appreciation	7,673,811	3,729,156
NET ASSETS	$34,896,218	$27,426,725
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	3,087,368	2,576,636
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.30	$10.64

See Notes to Financial Statements.	13

GOLDEN FUNDS STATEMENTS OF OPERATIONS YEAR ENDED JUNE 30, 2012

	GOLDEN LARGE CAP CORE FUND	GOLDEN SMALL CAP CORE FUND
INVESTMENT INCOME
Dividend income	$1,117,815	$361,091
Interest income	1,027	662
Total Investment Income	1,118,842	361,753
Adviser
EXPENSES
Investment adviser fees	445,468	405,712
Trustees' fees and expenses	2,658	1,409
Total Expenses	448,126	407,121
Fees waived and expenses reimbursed	(2,658)	(1,409)
Net Expenses	445,468	405,712

NET INVESTMENT INCOME (LOSS)	673,374	(43,959)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	10,246,359	6,017,297
Net change in unrealized appreciation (depreciation) on investments	(19,594,735)	(8,976,528)
NET REALIZED AND UNREALIZED LOSS	(9,348,376)	(2,959,231)
DECREASE IN NET ASSETS FROM OPERATIONS	$(8,675,002)	$(3,003,190)

See Notes to Financial Statements.	14

GOLDEN FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	GOLDEN LARGE CAP CORE FUND		GOLDEN SMALL CAP CORE FUND
June 30, 2010		Shares		Shares
NET ASSETS JUNE 30, 2010	$156,712,196	$156,712,196	$104,234,855	$104,234,855
OPERATIONS
Net investment income (loss)	1,728,683		(171,340)
Net realized gain	16,455,416		28,445,392
Net change in unrealized appreciation (depreciation)	24,229,126		5,589,644
Increase in Net Assets Resulting from Operations	42,413,225		33,863,696

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(2,092,596)		-

CAPITAL SHARE TRANSACTIONS
Sale of shares	10,968,235	1,071,646	2,997,512	310,411
Reinvestment of distributions	43,587	4,195	-	-
Redemption of shares	(65,288,358)	(6,189,916)	(87,795,901)	(8,703,772)
Decrease in Net Assets from Capital Share Transactions	(54,276,536)	(5,114,075)	(84,798,389)	(8,393,361)
Decrease in Net Assets	(13,955,907)		(50,934,693)
NET ASSETS JUNE 30, 2011 (Including line (a))	$142,756,289		$53,300,162
OPERATIONS
Net investment income (loss)	673,374		(43,959)
Net realized gain	10,246,359		6,017,297
Net change in unrealized appreciation (depreciation)	(19,594,735)		(8,976,528)
Decrease in Net Assets Resulting from Operations	(8,675,002)		(3,003,190)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(1,238,094)		-

CAPITAL SHARE TRANSACTIONS
Sale of shares	2,679,571	254,202	814,327	79,897
Reinvestment of distributions	48,767	4,838	-	-
Redemption of shares	(100,675,313)	(10,027,910)	(23,684,574)	(2,306,216)
Decrease in Net Assets from Capital Share Transactions	(97,946,975)	(9,768,870)	(22,870,247)	(2,226,319)
Decrease in Net Assets	(107,860,071)		(25,873,437)
NET ASSETS JUNE 30, 2012 (Including line (b))	$34,896,218		$27,426,725
(a) Undistributed net investment income June 30, 2011	$843,841		$-
(b) Undistributed net investment income June 30, 2012	$279,121		$-

See Notes to Financial Statements.	15

GOLDEN FUNDS FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended June 30,
	2012	2011	2010	2009	2008
GOLDEN LARGE CAP CORE FUND
NET ASSET VALUE, Beginning of Year	$11.10	$8.72	$8.04	$10.82	$12.24
INVESTMENT OPERATIONS
Net investment income (a)	0.11	0.11	0.12	0.14	0.12
Net realized and unrealized gain (loss)	0.35 (b)	2.40	0.69	(2.81)	(1.45)
Total from Investment Operations	0.46	2.51	0.81	(2.67)	(1.33)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.26)	(0.13)	(0.13)	(0.11)	(0.09)
Net realized gain	—	—	—	—	— (c)
Total Distributions to Shareholders	(0.26)	(0.13)	(0.13)	(0.11)	(0.09)
NET ASSET VALUE, End of Year	$11.30	$11.10	$8.72	$8.04	$10.82
TOTAL RETURN	4.44%	28.85%	9.90%	(24.65)%	(10.90)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$34,896	$142,756	$156,712	$160,219	$133,917
Ratios to Average Net Assets:
Net investment income	1.06%	1.04%	1.33%	1.66%	1.06%
Net expense	0.70%	0.70%	0.70%	0.70%	0.70%
Gross expense (d)	0.71%	0.70%	0.70%	0.70%	0.70%
PORTFOLIO TURNOVER RATE	42%	57%	49%	40%	46%
GOLDEN SMALL CAP CORE FUND
NET ASSET VALUE, Beginning of Year	$11.10	$7.90	$6.98	$11.09	$13.60
INVESTMENT OPERATIONS
Net investment loss (a)	(0.01)	(0.02)	(0.03)	(0.02)	(0.04)
Net realized and unrealized gain (loss)	(0.45)	3.22	0.95	(4.09)	(2.36)
Total from Investment Operations	(0.46)	3.20	0.92	(4.11)	(2.40)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	—	—	—	—	(0.11)
NET ASSET VALUE, End of Year	$10.64	$11.10	$7.90	$6.98	$11.09
TOTAL RETURN	(4.14)%	40.51%	13.18%	(37.06)%	(17.66)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$27,427	$53,300	$104,235	$131,370	$209,709
Ratios to Average Net Assets:
Net investment loss	(0.12)%	(0.20)%	(0.39)%	(0.28)%	(0.38)%
Net expense	1.10%	1.10%	1.10%	1.10%	1.10%
Gross expense (d)	1.11%	1.10%	1.10%	1.10%	1.11%
PORTFOLIO TURNOVER RATE	56%	55%	55%	95%	72%
(a)		Calculated based on average shares outstanding during each year.
(b)
Per share amount does not reflect the actual net realized gain/(loss) for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(c)		Less than $0.01 per share.
(d)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	16

GOLDEN FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2012

Note 1. Organization

The Golden Large Cap Core Fund and Golden Small Cap Core Fund (individually, a “Fund” and, collectively the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Institutional Shares and Investor Shares. As of June 30, 2012, Investor Shares had not commenced operations. Golden Large Cap Core Fund seeks to achieve long-term capital appreciation. Golden Small Cap Core Fund seeks to achieve maximum long-term total return. Each Fund commenced operations on September 13, 2005.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

17

GOLDEN FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2012

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of June 30, 2012, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of June 30, 2012, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

18

GOLDEN FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2012

Note 3. Fees and Expenses

Investment Adviser – Golden Capital Management, LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 0.70% and 1.10% of the average daily net assets of Golden Large Cap Core Fund and Golden Small Cap Core Fund, respectively. Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Funds and is obligated to pay all expenses of the Funds except portfolio transaction expenses, borrowing costs, interest, taxes, and certain compensation and expenses of the Board, any expense each Fund is authorized to pay under Rule 12b-1, and extraordinary or non-recurring expenses.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Funds for its distribution services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). In addition, for the year ended March 31, 2012, the Chairman received a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The stipend was discontinued April 1, 2012. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through October 31, 2012, to limit total annual operating expenses to 0.70% for Institutional Shares and 0.95% for Investor Shares, of the average daily net assets of each respective class of the Golden Large Cap Core Fund. The Adviser also contractually agreed to waive a portion of its fees and reimburse certain expenses through October 31, 2012, to limit total annual operating expenses to 1.10% for Institutional Shares and 1.35% for Investor Shares of average daily net assets of each respective class of the Golden Small Cap Core Fund. For the period ended June 30, 2012, fees waived and reimbursed were as follows:

Investment Adviser Reimbursement
Golden Large Cap Core Fund	$2,658
Golden Small Cap Core Fund	1,409

19

GOLDEN FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2012

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended June 30, 2012, were as follows:

	Purchases	Sales
Golden Large Cap Core Fund	$ 26,531,329	$ 123,970,362
Golden Small Cap Core Fund	20,601,698	43,460,379

Note 6. Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

Ordinary Income
Golden Large Cap Core Fund
2012	$1,238,094
2011	2,092,596

As of June 30, 2012, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	Capital and Other Losses	Unrealized Appreciation	Total
Golden Large Cap Core Fund	$279,121	$(620,459)	$7,597,604	$7,256,266
Golden Small Cap Core Fund	-	(59,886,056)	3,464,282	(56,421,774)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales.

As of June 30, 2012, capital loss carryforwards to offset future capital gains were as follows with the respective expiration dates:

	2017	2018
Golden Large Cap Core Fund	$—	$349,359
Golden Small Cap Core Fund	1,487,066	57,570,319

For tax purposes, the current year post-October loss was $271,100 and $828,671 (realized during the period November 1, 2011 through June 30, 2012) for Golden Large Cap Core Fund and Golden Small Cap Core Fund, respectively. These losses were recognized for tax purposes on the first business day of each Fund’s current fiscal year, July 1, 2012.

20

GOLDEN FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2012

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended June 30, 2012. The following reclassification was the result of real estate investment trust adjustments and net operating losses and has no impact on the net assets of the Fund.

Accumulated Net Investment Income	Undistributed Net Realized Gain	Paid-in-Capital
Golden Small Cap Core Fund	$43,959	$13,960	$(57,919)

Note 7. Recent Accounting Pronouncements

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on each Fund’s financial statements.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and the Shareholders of
Golden Large Cap Core Fund and Golden Small Cap Core Fund

We have audited the accompanying statements of assets and liabilities of Golden Large Cap Core Fund and Golden Small Cap Core Fund, each a series of shares of beneficial interest in the Forum Funds, including the schedules of investments, as of June 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the four year period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended June 30, 2008 were audited by other auditors whose report dated August 25, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Golden Large Cap Core Fund and Golden Small Cap Core Fund as of June 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended and their financial highlights for each of the years in the four year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
August 24, 2012

22

GOLDEN FUNDS ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2012

Investment Advisory Agreement Approval

At the March 16, 2012 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Funds (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Funds, the Board reviewed materials furnished by the Adviser and the administrator, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Funds by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Funds; (3) the advisory fee and total expense ratio of the Funds compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee would enable the Funds’ investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Funds. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

Based on a presentation from senior representatives of the Adviser and a discussion of the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement between the Trust and the Adviser. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for the Funds’ investments as well as the investment philosophy and decision-making processes of those professionals and the capability and integrity of the Adviser’s senior management and staff. The Board considered the adequacy of the Adviser’s resources and quality of services provided by the Adviser under the Advisory Agreement between the Trust and the Adviser.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Funds. In this regard, the Board considered the Adviser’s resources devoted to each of the Funds as well as the Adviser’s discussion of costs and profitability. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Funds were reasonable in the context of all factors considered.

Performance

The Board reviewed performance of the Funds and the Adviser’s discussion of its investment philosophy. The Board noted that the Golden Large Cap Core Fund underperformed its benchmark for the 1-year, 3-year, 5-year and since inception periods ended February 29, 2012. The Board noted that the Golden Large Cap Core Fund underperformed its benchmark for the 1-year period by 0.01%. The Board also noted that the Golden Small Cap Core Fund had underperformed its benchmark for the 1-year, 3-year, 5-year and since inception

23

GOLDEN FUNDS ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2012

periods ended February 29, 2012. Given, among other things, the Funds’ performance during those periods and the potential long term benefits of the Adviser’s recent acquisition of certain assets and team members from Wells Fargo & Company, the Board concluded that each Fund’s performance was reasonable relative to its benchmark and that each Fund and its shareholders could benefit from the Adviser’s management of the Funds.

Compensation

The Board considered the Adviser’s compensation for providing advisory services to each Fund and analyzed comparative information on fee rates and total expenses of similar mutual funds. The Board noted that the Adviser’s actual advisory fee rate for the Golden Large Cap Core Fund was above the median fee of that Fund’s Lipper Inc. peer group and that the Adviser’s actual advisory fee rate for the Golden Small Cap Core Fund was above the median fee of that Fund’s Lipper Inc. peer group. The Board also noted that the Golden Large Cap Core Fund’s actual total expense ratio was lower than the median fee of that Fund’s peer group and that the Golden Small Cap Core Fund’s actual total expense ratio was lower than the median of its peer group. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to the Funds appeared to be within a reasonable range in light of the services it provides to each of the Funds.

Economies of Scale

The Board considered whether the Funds would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Funds potentially could benefit from economies of scale as assets grow, but the Adviser currently is not proposing breakpoints or changes in fees at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Funds other than soft-dollar research benefits. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

24

GOLDEN FUNDS ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2012

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (800) 206-8610 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 206-8610 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2012, through June 30, 2012.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

25

GOLDEN FUNDS ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2012

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	January 1, 2012	June 30, 2012	Period*	Ratio*
Golden Large Cap Core Fund
Actual	$1,000.00	$1,121.03	$3.69	0.70%
Hypothetical (5% return before taxes)	$1,000.00	$1,021.38	$3.52	0.70%
Golden Small Cap Core Fund
Actual	$1,000.00	$1,040.08	$5.58	1.10%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.39	$5.52	1.10%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Tax Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Golden Large Cap Core Fund designates 100.00% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Golden Large Cap Core Fund also designates 0.13% of its income dividends as qualified interest income exempt from U.S. tax for foreign shareholders (QII).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Each Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 206-8610.

26

GOLDEN FUNDS ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2012

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.	21	0
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University since 2006.	21	0
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	21	0
David Tucker Born: 1958	Trustee	Since 2011	Director, Blue Sky Experience since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	21	0
Interested Trustee
John Y. Keffer1 Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	21	Director, Wintergreen Fund, Inc.; Director, Forum ETF Trust
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services 2007.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007-2009; Associate Counsel, Investors Bank & Trust Co. 2006-2007.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A

27

GOLDEN FUNDS ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2012

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Officers - Continued
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2005-2008.	N/A	N/A
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup 2006-2008.	N/A	N/A
1Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

28

FOR MORE INFORMATION

Golden Large Cap Core Fund

Golden Small Cap Core Fund

GOLDEN
CAPITAL MANAGEMENT

Golden Funds
P.O. Box 588
Portland, ME 04112
(800) 206-8610

213-ANR-0612

ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Forum Funds (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant’s Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $56,000 in 2011 and $61,500 in 2012.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2011 and $0 in 2012.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $12,000 in 2011 and $15,000 in 2012. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2011 and $0 in 2012.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”). In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2010 and $0 in 2011. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      Forum Funds

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	August 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	August 24, 2012

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	August 24, 2012